united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH  45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2020

The Altegris Mutual Funds

A Series of Northern Lights Fund Trust

Annual Report

Altegris Futures Evolution Strategy Fund

ADVISED BY

Altegris Advisors, L.L.C.

1200 Prospect Street

Suite 400

La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.altegris.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Letter to Shareholders

Annual Report
for Altegris Mutual Funds

Altegris Futures Evolution Strategy Fund

Dear Investor:

It is not often that the most significant events for global financial markets are as impactful for those both outside and inside of them. However, the global COVID-19 pandemic has left virtually no asset class nor person unaffected. The global economy came to an abrupt halt once markets and policymakers recognized the impact of the pandemic, leaving no risk assets unscathed. It is still to be determined whether this event will mark a temporary or permanent departure from what was thought to be “normal” pre-COVID.

Several global equity indices reached all-time highs in mid-February before suffering drawdowns with unprecedented speed and magnitude. Shortly after the drawdown in equities, other risk asset prices followed suit, particularly credit. It was, however, somewhat atypical for equity prices to precede what would eventually become a short-term liquidity crunch in the middle of March. The Federal Reserve (Fed) acted quickly to stem the tide. The central bank’s actions were confidence-inspiring enough for most market participants to effectively mark the end of the drawdown on or around March 23 and prevent a global financial crisis akin to that of 2008. In the period since then, many equity indices have bounced back nearly as quickly as they drew down due to a mix of monetary and fiscal policy and a strong rally amongst mega-cap technology companies well-positioned for the remote-lifestyle challenges presented by COVID-19.

Outside of some repo-related turmoil at the end of the third quarter in 2019, fixed income markets were relatively docile for the first eight of the last year ended 6/30/20. In the crisis’s beginning stages, the fixed income universe was somewhat bifurcated amongst the traditional flight-to-safety assets (e.g., US Treasuries, German, and Japanese government bonds) and anything below or around investment grade. Many lower-rated securities in the asset-backed (including mortgages) and corporate segments saw yields sharply rise as bid-ask spreads widened to unprecedented levels. The Fed’s various programs and lending facilities eventually helped restore market functions and liquidity; however, certain lower-rated segments of the fixed income universe (ABS, MBS, CLOs in particular) have been slower to rebound than others.

Currency and commodity markets were equally impacted. The US dollar weakened in the early stages of the pandemic before an abrupt rise that strained several emerging market (EM) currencies. At one point, 80 countries were lobbying the IMF for bailout funds due to dollar-related funding strains. The dollar strength also impacted commodity markets (energy in particular), which were faced with the double-edged sword of a weakened growth outlook and strengthening USD.

1151-NLD-8/17/2020

Altegris Futures Evolution Strategy Fund
12-Month Period Ending June 30, 2020

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and ISAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital LP (“DoubleLine”).

The Fund allocates its capital to investments providing exposure to the Winton Diversified Trading Program managed by Winton Capital Management (“Winton”), a London-based commodity trading advisor (“CTA”) with assets under advisement of $12.4B as of June 30, 2020, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing $3.6B in assets as of June 30, 2020. Both programs are trend following-managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes.

Figure 1: Futures Exposure by Manager | As of June 30, 2020 (unaudited)

CTA Allocation* | As of 06/30/20

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected to provide aggregate exposure to the managed futures managers listed above as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio allocates to fixed income strategies – Core Fixed Income, Low Duration, and Opportunistic Income – that are actively managed by the Fund’s sub-adviser, DoubleLine, a fixed income investment specialist based in Los Angeles with assets under

1151-NLD-8/17/2020

management of over $135B as of March 31, 2020. Investments in fixed income securities actively managed by DoubleLine represented approximately 75% of Fund assets. Given the uncertain macro environment, we continue to evaluate the current sub-strategy allocations in order to seek the best possible combination of underlying exposures. (Figure 2)

Figure 2: Fixed Income Sub-Strategy Allocation | As of June 30, 2020 (unaudited)

Sub-Strategy Allocation* | As of 6/30/20

*	The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by the Fund’s sub-adviser, DoubleLine.

Fund Performance Summary

As seen in Figure 3 (below), for the twelve-months ended June 30, 2020, the Fund’s Class A (at NAV), Class C, Class I and Class N shares returned -15.85%, -16.54%, -15.67%, and -15.95% respectively, while the BofA Merrill Lynch 3 Month T -Bill Index, the SG Trend Index, and the S&P 500 TR Index returned 1.63%, 0.81%, and 7.51% respectively. The Fund’s net assets under management were approximately $294 million as of June 30, 2020.

Figure 3: Altegris Futures Evolution Strategy Fund Performance Review
July 1, 2019 – June 30, 2020

			Quarterly Returns
	1-Year	Since Inception*	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Class A (NAV)	-15.85%	1.10%	-5.37%	-11.75%	-4.63%	5.66%
Class A (max load)**	-20.71%	0.41%	-10.81%	-16.84%	-10.13%	-0.44%
Class C (NAV)	-16.54%	0.20%	-5.61%	-11.89%	-4.85%	5.47%
Class I (NAV)	-15.67%	1.37%	-5.33%	-11.64%	-4.58%	5.64%
Class N (NAV)	-15.95%	1.09%	-5.49%	-11.65%	-4.73%	5.67%
BofA ML 3-Month T-Bill Index	1.63%	0.71%	0.02%	0.57%	0.46%	0.57%
SG Trend Index	0.81%	1.57%	-3.07%	2.29%	-3.89%	5.78%
S&P 500 TR Index	7.51%	13.37%	20.54%	-19.60%	9.07%	1.70%

*	Inception date for Class A, Class I and Class N was October 31, 2011. Inception date for Class C was February 16, 2012.

**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information.

1151-NLD-8/17/2020

Performance for periods of less than one year is not annualized.

Per the prospectus dated October 28, 2019, the total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.00% for Class A, 2.75% for Class C, 1.75% for Class I and 2.00% for Class N.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2020, to ensure that total annual Fund operating expenses will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441. The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Drivers of Fund Performance

The Fund was down -15.85% for the twelve months ended June 30, 2020. Stock indices, commodities, and FX hurt the Fund, while fixed income partially offset losses.

Fixed income was the lone profitable asset class for the Fund over the year ended June 30, 2020. Within fixed income, the longer end of the curve (10Y+) made the largest contributions, but shorter-dated maturities (less than two years) made meaningful profits as well. From a security perspective, longer-dated US Treasuries were the most profitable (10-30Y), followed by Italian, Australian, and German government bonds. The Fund made the most profits trading fixed income futures in Q3 2019 and Q1 2020.

Currency trades finished down for the period after turmoil related to the pandemic created losses for several positions. Currency trading was meaningfully positive before February 19; however, long positions in certain currencies (MXN, GBP, INR) generated losses as the dollar strengthened in early March. Short positions in the euro, Australian dollar, and Brazilian real made gains which offset some of the losses.

Commodity trades made losses for the period as well. Soft commodities were the worst-performing sector over the period as long cocoa, and short sugar and coffee positions made

1151-NLD-8/17/2020

losses. The metals complex also generated losses for the Fund, both in precious and base (industrial) metals led by silver, nickel, copper, and lead. Short livestock positions (lean hogs and live cattle) and short grains positions (corn) were profitable and offset some of the losses in other sectors.

Stock index trades generated the most losses for the Fund over the period. Similar to currency trading, the Fund had significant profits in the sector before the onset of pandemic-related market turmoil. Unfortunately, however, the Fund’s long positioning erased these profits as several of the underlying indices experienced rapid drawdowns in early March 2020. Stock index trading continued to generate losses in Q2 as the Fund decreased its long exposure while stock indices rebounded.

Figure 4: Futures Performance Attribution by Sector | July 1, 2019 – June 30, 2020 (unaudited)

Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar, and fruit. This term generally refers to commodities that are grown rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of fewer than two years at inception.

1151-NLD-8/17/2020

ISAM was positive for the twelve months ended June 30, 2020, and Winton was down for the same period.

ISAM, a medium-term trend-following strategy, benefited from its faster signals relative to Winton, especially in stock index futures. Put simply, ISAM cut long stock index exposure more quickly at the onset of the drawdown. Additionally, fixed income trading generated meaningful profits at both the long and short ends of the curve. Commodity trading, in aggregate, was positive. Long positions in precious metals and short positions in energy generated gains; however, losses in soft commodities partially offset these gains.

Winton, typically a slower-moving, diversified strategy with a trend-following component, found itself positioned on the wrong side of too many trades at the onset of market volatility. Chief among these were long stock index positions in developed market indices, however short positions in precious metals also generated losses. As previously mentioned, the swift drawdown across many equity indices was loss-generating for the Fund’s long positions. Winton’s strategy, which, by design, is at the slower-moving end of the spectrum, did not decrease its long exposure to stock indices meaningfully enough until equity indices began to rebound. Winton also found themselves on the wrong side of some currency trades, which erased previous profits in the asset class. The strategy’s long exposure to MXN, GBP, and INR hurt the Fund as the dollar strengthened. Fixed income trading was positive and offset some of the losses in other asset classes.

We are, of course, deeply disappointed by Winton’s performance during the period. Their drawdown is concentrated into the period after mid-February 2020. The speed of the selloffs in markets and the subsequent rapid reversals are ill-suited to Winton’s slower-moving models. These same models have served Winton and our investors very well over many years relative to peers and benchmarks, so we are reluctant to be too reactive in response to such sharp underperformance. Nevertheless, we remain vigilant regarding the Fund’s allocations; we are willing to make changes if we believe a better alignment with market speeds is achievable.

The active cash management strategy of the Fund detracted for the period. While we are not pleased with the results, we acknowledge that they could have been much worse, given the severity of the drawdown experienced in fixed income markets over the 2/19-3/23 period. The Core strategy was the lone positive contributor over the year ended June 30, 2020, and Low Duration and Opportunistic were down. From a sector perspective, residential mortgage-backed securities (MBS) generated the largest gains, followed by government and corporate bonds. Commercial MBS, collateralized loan obligations, and asset-backed securities generated the largest losses for the DoubleLine strategies.

1151-NLD-8/17/2020

Figure 5: Performance Attribution by Manager | July 1, 2019 – June 30, 2020 (unaudited)

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

1151-NLD-8/17/2020

Consolidated Outlook

Market events this year have been confounding. On the one hand, almost 20 million Americans are unemployed (with an unemployment rate that stands at 11% as of June 30), and quarterly GDP in the first quarter shrunk by -5.0%. Despite extensive economic lockdowns and shelter-at-home orders, a US populace weary from cabin fever and eager to enjoy warmer weather has driven weekly positive case rates of COVID-19 to all-time highs.

On the other hand, the US Federal Reserve and Congress provided a multi-trillion dollar economic backstop in the first quarter of 2020. Those benefits’ impending expiration in July has Congress in early discussions on the next coronavirus relief bill. Together this resulted in US public equity markets, as proxied by the S&P 500, being down only low single digits year-to-date despite experiencing a 34% peak-to-trough decline.

Less publicized political uncertainty also looms amidst the economic uncertainty. We believe that increases in the likelihood of a White House administration change as well as continued increases in progressivist discourse (such as wealth distribution, corporate taxes, share repurchases, among other topics) may have negative consequences for markets. Of course, our views are based solely on risks related to the market’s reaction to potential uncertainty rather than any political factors or affiliations.

We recognize that making macroeconomic calls is often a fool’s errand, and thus we do not presuppose to make economic forecasts accurately. Although disappointed with recent performance, we continue to believe that economic predictions conducted with a fundamental lens may be even more uncertain than ever. Meanwhile, technical analysis metrics such as price and volume data, which are the bedrock of trend followers, remain readily available and may be more robust in the medium term. Most importantly, we are also comfortable that the Fund’s more defensive positioning is contrary to broad bullish market consensus and optimism, and the Fund thus remains a highly effective tool for maintaining a well-diversified portfolio.

We thank you for your ongoing support and confidence.

Sincerely,

Matt Osborne
Chief Investment Officer
Portfolio Manager

1151-NLD-8/17/2020

INDEX DEFINITIONS

The SG Trend Index, which is equal-weighted and reconstituted annually, calculates the net daily rate of return for a group of 10 trend-following CTAs selected from the largest managers open to new investment.

The SG CTA Index, an equal-weighted index reconstituted annually, calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers by AUM open to new investment.

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a free-float adjusted market capitalization-weighted index that measures the equity market performance of 24 developed market country indices.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1151-NLD-8/17/2020

Altegris Futures Evolution Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the period ended June 30, 2020, compared to its benchmark:

			Since Inception	Since Inception
	One Year	Five Years	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	(15.85)%	(2.07)%	N/A	1.10%
Altegris Futures Evolution Strategy Fund - Class A with load **	(20.71)%	(3.22)%	N/A	0.41%
Altegris Futures Evolution Strategy Fund - Class C	(16.54)%	(2.80)%	0.20%	N/A
Altegris Futures Evolution Strategy Fund - Class I	(15.67)%	(1.80)%	N/A	1.37%
Altegris Futures Evolution Strategy Fund - Class N	(15.95)%	(2.07)%	N/A	1.09%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	1.63%	1.19%	0.74%	0.71%
S&P 500 Total Return Index ^	7.51%	10.73%	12.68%	13.37%
SG Trend Index +	0.81%	(0.41)%	1.31%	1.62%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. The Fund’s total annual operating expense ratios, before any fee waivers, are 2.08%, 2.83%, 1.83%, and 2.08% for Class A, Class C, Class I, and Class N shares, respectively, per the Fund’s prospectus dated October 28, 2019. Class A shares are subject to a sales charge imposed on purchase of 5.75% and Class A and Class C Shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Is an unmanaged index that measures the returns of three-month Treasury Bills. Investors cannot directly invest in an index.

^	S&P 500 Total Return Index is unmanaged and is generally representative of certain portions of the U.S. equity markets. Investors cannot directly invest in an index.

+	SG Trend Index calculates the net daily rate of return for a group of 10 trend following CTAs selected from the largest managers open to new investment. Investors cannot directly invest in an index.

Comparison of the Change in Value of a $10,000 Investment | October 31, 2011– June 30, 2020
Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2020	% of Net Assets
Bonds & Notes
Other Asset Backed Securities	21.5%
Whole Loan Collateral	10.9%
Commercial Mortgage Backed Securities	9.4%
U.S. Government Agency	7.5%
Banks	2.6%
U.S. Treasury Securities	2.3%
Student Loan ABS	1.4%
Oil & Gas	1.1%
Soverneign	1.0%
Other	9.7%
Purchased Options	25.4%
Short Term Investments	0.0%
Other, Cash & Cash Equivalents	7.2%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares					Value ($)
	COMMON STOCK - 0.0% *
	OIL & GAS - 0.0% *
6,140	Frontera Energy Corp.				15,270
	TOTAL COMMON STOCK (Cost - $545,295)				15,270

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity
	BONDS & NOTES - 67.4%
	ADVERTISING - 0.2%
80,000	Interpublic Group of Cos., Inc.		4.6500	10/1/2028	92,987
337,000	Omnicom Group, Inc.		3.6250	5/1/2022	355,256
					448,243
	AEROSPACE / DEFENSE - 0.1%
249,000	Northrop Grumman Corp.		2.0800	10/15/2020	250,164

	AGRICULTURE - 0.1%
90,000	Altria Group, Inc.		4.4500	5/6/2050	98,446
130,000	BAT Capital Corp.		2.7640	8/15/2022	134,610
130,000	Reynolds American, Inc.		4.0000	6/12/2022	137,344
					370,400
	AIRLINES - 0.1%
150,000	Delta Airlines, Inc.		3.4000	4/19/2021	145,873

	AUTO MANUFACTURERS - 0.2%
230,000	Daimler Finance North America LLC (b)		2.3000	2/12/2021	231,593
150,000	General Motors Financial Co., Inc. (c)	3 Month LIBOR + 0.99	2.3630	1/5/2023	144,577
235,000	Hyundai Capital America (b)		2.8500	11/1/2022	239,799
					615,969
	AUTOMOBILE ABS - 0.6%
326,855	Arivo Acceptance Auto Loan Receivables Trust 2019-1 (b)		2.9900	7/15/2024	330,186
108,407	GLS Auto Receivables Trust 2018-3 (b)		3.3500	8/15/2022	108,890
269,259	GLS Auto Receivables Trust 2019-1 (b)		3.3700	1/17/2023	271,688
500,000	GLS Auto Receivables Issuer Trust 2020-2 (b)		1.5800	8/15/2024	501,207
500,000	Tesla Auto Lease Trust 2019-A (b)		2.6800	1/20/2023	505,000
115,181	Westlake Automobile Receivables Trust 2018-2 (b)		3.2000	1/16/2024	115,291
					1,832,262
	BANKS - 2.6%
300,000	Banco Bradesco SA/Cayman Islands		5.9000	1/16/2021	305,253
500,000	Banco Continental SA Via Continental Senior Trustees Cayman Ltd		5.5000	11/18/2020	506,250
300,000	Banco do Brasil SA (c)	10 Year Treasury Note + 7.78	8.5000	12/31/2049	302,250
400,000	Banco Nacional de Comercio Exterior SNC (c)	5 Year Treasury Note + 3.00	3.8000	8/11/2026	390,004
300,000	Banco de Reservas de la Republica Dominicana		7.0000	2/1/2023	301,503
200,000	Bangkok Bank PCL		4.8000	10/18/2020	201,890
200,000	Banistmo SA		3.6500	9/19/2022	199,752
235,000	Bank of America Corp. (c)	3 Month Libor + 0.79	1.1166	3/5/2024	234,229
70,000	Bank of America Corp. (c)	3 Month Libor + 1.21	3.9740	2/7/2030	81,503
135,000	Bank of Nova Scotia		3.4000	2/11/2024	146,351
200,000	Bank of Philippine Island		2.5000	9/10/2024	201,698
250,000	BBVA Bancomer SA		6.5000	3/10/2021	256,425
200,000	BDO Unibank, Inc.		2.9500	3/6/2023	204,478
355,000	Citigroup, Inc. (c)	3 Month LIBOR + 1.02	1.3730	6/1/2024	354,010
70,000	Commonwealth Bank (b)		3.9000	7/12/2047	85,593
500,000	DBS Group Holdings Ltd. (c)	5 Year Swap + 2.39	3.6000	Perpetual	501,250
300,000	Global Bank Corp.		4.5000	10/20/2021	305,703
140,000	Goldman Sachs Group, Inc.		3.6250	2/20/2024	152,230
85,000	JPMorgan Chase & Co. (c)	3 Month LIBOR + 1.10	1.4176	6/7/2021	85,674
185,000	Macquarie Bank Ltd. (b)		2.1000	10/17/2022	190,074
500,000	Malayan Banking Bhd (c)	5 Year Swap 2.54	3.9050	10/29/2026	506,805
360,000	Morgan Stanley (c)	3 Month LIBOR + 0.93	2.0276	7/22/2022	361,858
135,000	Morgan Stanley (c)	3 Month LIBOR + 0.85	3.7370	4/24/2024	145,343
150,000	Santander Holdings USA, Inc.		3.4000	1/18/2023	156,028
225,000	Sumitomo Mitsui Financial Group, Inc.		2.0580	7/14/2021	228,787
245,000	Toronto-Dominion Bank (The) (c)	SOFRRATE + 0.48	0.5374	1/27/2023	243,422
100,000	Truist Financial Corp.		2.2000	3/16/2023	103,817
600,000	United Overseas Bank Ltd. (c)	5 Year Treasury Note + 1.50	3.7500	4/15/2029	634,552
245,000	Wells Fargo & Co. (c)	SOFRRATE + 1.60	1.6540	6/2/2024	248,874
					7,635,606
	BEVERAGES - 0.1%
140,000	Constellation Brands, Inc.		3.1500	8/1/2029	150,119
210,000	PepsiCo., Inc.		0.7500	5/1/2023	211,910
					362,029

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	BUILDING MATERIALS - 0.2%
230,000	Carrier Global Corp. (b)		1.9230	2/15/2023	234,452
300,000	Tecnoglass, Inc.		8.2000	1/31/2022	291,600
					526,052
	CHEMICALS - 0.5%
600,000	CNAC HK Finbridge CO. LTD		3.5000	7/19/2022	615,444
15,000	DowDuPont, Inc.		3.7660	11/15/2020	15,171
200,000	LG Chem Ltd.		3.2500	10/15/2024	212,594
400,000	MEGlobal Canada, Inc. (b)		5.0000	5/18/2025	430,172
50,000	Nutrien Ltd.		1.9000	5/13/2023	51,598
					1,324,979
	COMMERCIAL MBS - 9.4%
215,000	AREIT 2019-CRE3 Trust (b,c)	1 Month LIBOR + 2.65	2.8451	9/14/2036	188,502
1,111,000	Atrium Hotel Portfolio Trust 2017-ATRM (b,c)	1 Month LIBOR + 3.05	3.2348	12/15/2036	813,427
265,000	BAMLL Commercial Mortage Securities Trust 2019-AHT (b,c)	1 Month LIBOR + 2.50	2.6848	3/15/2034	227,904
243,000	Bancorp Commercial Mortgage 2019-CRE5 Trust D (b,c)	1 Month LIBOR + 2.35	2.5347	3/15/2036	213,891
142,000	Bancorp Commercial Mortgage 2019-CRE6 Trust (b,c)	1 Month LIBOR + 2.30	2.4847	9/15/2036	127,853
101,000	BBCMS 2017-DELC Mortgage Trust C (b,c)	1 Month LIBOR + 1.20	1.3848	8/15/2036	93,416
115,000	BBCMS 2017-DELC Mortgage Trust D (b,c)	1 Month LIBOR + 1.70	1.8848	8/15/2036	102,911
231,000	BBCMS 2017-DELC Mortgage Trust E (b,c)	1 Month LIBOR + 2.50	2.6848	8/15/2036	202,092
230,000	BBCMS 2017-DELC Mortgage Trust F (b,c)	1 Month LIBOR + 3.50	3.6848	8/15/2036	175,846
719,000	BBCMS 2018-TALL Mortgage Trust A (b,c)	1 Month LIBOR + 0.72	0.9068	3/15/2037	683,566
32,734,000	BB-UBS Trust 2012-SHOW XA (b,d,g)		0.7300	11/5/2024	806,887
18,022,000	BB-UBS Trust 2012-SHOW XB (b,d,g)		0.2780	11/5/2024	140,591
599,000	BFLD 2019-DPLO E (b,c)	1 Month LIBOR + 2.24	2.4248	10/15/2034	515,166
130,000	BHP Trust 2019-BXHP E (b,c)	1 Month LIBOR + 2.57	2.7524	8/15/2036	106,608
207,000	BX Commercial Mortgage Trust 2018-BIOA D (b,c)	1 Month LIBOR + 1.32	1.5058	3/15/2037	197,489
116,978	BX Trust 2017-SLCT D (b,c)	1 Month LIBOR + 2.05	2.2348	7/15/2034	108,980
286,450	BX Trust 2017-SLCT E (b,c)	1 Month LIBOR + 3.15	3.3347	7/15/2034	263,566
408,324	BX Trust 2018-EXCL A (b,c)	1 Month LIBOR + 1.09	1.2724	9/15/2020	363,453
100,000	BX Trust 2018-GW D (b,c)	1 Month LIBOR + 1.77	1.9547	5/15/2035	89,986
442,000	BX Trust 2019-MMP B (b,c)	1 Month LIBOR + 1.30	1.4848	8/15/2036	424,368
129,000	BX Trust 2019-MMP F (b,c)	1 Month LIBOR + 2.79	2.9769	8/15/2036	119,328
100,000	BX Trust 2019-OC11 E (b, d)		4.0755	12/9/2041	88,623
111,000	BXMT 2017-FL1 Ltd. C (b, c)	1 Month LIBOR + 1.95	2.1439	6/15/2035	108,392
526,000	BXMT 2020-FL2 Ltd. (b, c)	1 Month LIBOR + 1.65	1.8439	2/16/2037	489,180
116,000	Carbon Capital VI Commercial Mortgage 2019-FL2 B Trust (b,c)	1 Month LIBOR + 2.85	3.0347	10/15/2035	98,730
2,858,121	CD 2017-CD4 Mortgage Trust XA (d,g)		1.4568	5/10/2050	165,628
259,000	CF Trust 2019-MF1 F (b,c)	1 Month LIBOR + 2.95	3.9500	8/15/2021	237,825
105,000	CFCRE Commercial Mortgage Trust 2017- C8 B (d)		4.1985	6/15/2050	107,275
6,124,231	CFCRE Commerical MortageTrust 2017-C8 XA (d, g)		1.7754	6/15/2050	413,801
2,302,000	CFCRE Commercial Mortgage Trust 2017-C8 XB (d, g)		1.1132	6/15/2050	128,929
391,000	CHT 2017-COSMO Mortgage Trust E (b,c)	1 Month LIBOR + 3.00	3.1848	11/15/2036	357,721
185,000	CHT 2017-COSMO Mortgage Trust F (b,c)	1 Month LIBOR + 3.74	3.9260	11/15/2034	165,550
597,747	Citigroup Commercial Mortgage Trust 2012-GC8 XA (b,d)		2.0531	9/10/2045	18,065
6,074,243	Citigroup Commercial Mortgage Trust 2014-GC21 XA (d,g)		1.3380	5/10/2047	225,055
4,349,742	Citigroup Commercial Mortgage Trust 2014-GC25 XA (d)		1.0540	10/10/2047	151,640
224,000	Citigroup Commercial Mortgage Trust 2015-GC27 D (b,d)		4.5770	2/10/2048	138,376
1,935,121	Citigroup Commercial Mortgage Trust 2016-GC36 XA (b,g)		1.4184	2/10/2049	94,400
4,234,170	Citigroup Commercial Mortgage Trust 2016-P3 XA (d,g)		1.8645	4/15/2049	291,755
796,000	Citigroup Commercial Mortgage Trust 2018-TBR (b,c)	1 Month LIBOR + 1.80	1.9847	12/15/2036	661,432
100,000	Citigroup Commercial Mortgage Trust 2020-555 (b)		3.6197	12/10/2041	64,734
769,467	COMM 2012-CCRE3 Mortgage Trust XA (d)		2.0686	10/15/2045	24,729
152,000	COMM 2012-CCRE4 Mortgage Trust D (b,d)		4.7452	11/15/2022	43,180
685,625	COMM 2012-LC4 Mortgage XA Trust (b,d,g)		2.2841	12/10/2044	15,649
7,866,837	COMM 2013-CCRE12 Mortgage Trust XA (d,g)		1.2917	10/10/2046	244,137
5,295,233	COMM 2013-LC6 Mortgage Trust XA (d,g)		1.4880	1/10/2023	136,001
100,000	COMM 2013-LC13 Mortgage Trust B (b,d)		5.0090	8/10/2046	94,223
644,150	COMM 2014-UBS4 F Mortgage Trust (b,h)		3.7500	8/10/2047	200,073
1,153,576	COMM 2014-UBS4 G Mortgage Trust (b,h)		3.7500	8/10/2047	113,627
5	COMM 2014-UBS4 V Mortgage Trust *** (b,d,h)		0.0010	8/10/2047	—
2,209,782	COMM 2015-CCRE22 Mortgage Trust XA (d,g)		1.0282	3/10/2048	66,913
100,000	COMM 2015-CCRE25 Mortgage Trust C (d)		4.6898	8/10/2048	92,668
79,000	COMM 2016-CR28 Mortgage Trust C (d)		4.6470	2/10/2049	72,303
9,923,505	CSAIL 2017-CX9 Commercial Mortgage Trust XA (d,g)		1.0152	9/15/2050	317,949
10,477,879	CSAIL 2017-CX10 Commercial Mortgage Trust XA (d,g)		0.8565	11/15/2027	413,283
995,663	CSAIL 2019-C16 Commercial Mortgage Trust XA (d,g)		1.7288	6/15/2052	103,209
623,000	CSMC Trust 2017-CHOP D (b,c)	1 Month LIBOR + 1.90	2.0847	7/15/2032	509,099
57,000	CSMC Trust 2017-CHOP E (b,c)	1 Month LIBOR + 3.30	3.4847	7/15/2032	44,062
171,000	CSMC Trust 2017-LSTK C (b)		3.2294	4/5/2021	168,814

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	COMMERCIAL MBS - 9.4% ( Continued)
204,000	CSMC Trust 2017-LSTK D (b,d)		3.4415	4/5/2021	193,235
92,814	DBGS 2018-BIOD Mortgage Trust F (b,c)	1 Month LIBOR + 2.00	2.1848	5/15/2035	85,741
110,000	DBJPM 16-C1 Mortgage Trust C (d)		3.5004	5/10/2049	96,405
59,000	Fontainebleau Miami Beach Trust 2019-FBLU E (b)		4.0950	12/10/2036	51,774
59,000	Fontainebleau Miami Beach Trust 2019-FBLU G (b, d)		4.0950	12/10/2036	57,997
107,000	Fontainebleau Miami Beach Trust 2019-FBLU H (b,d)		4.0950	12/10/2036	79,307
526,000	GPMT 2018-GPP Mortgage Trust FL1D (b,c)	1 Month LIBOR + 2.95	3.1439	11/21/2035	426,011
370,000	Great Wolf Trust 2019-WOLF A (b,c)	1 Month LIBOR + 1.03	1.2188	12/15/2036	355,320
100,000	GS Mortgage Securities Corp Trust 2012-ALOHA A (b)		3.5510	4/10/2022	101,155
100,000	GS Mortgage Securities Corp Trust 2018-TWR A (b,c)	1 Month LIBOR + 0.90	1.0847	7/15/2031	96,351
290,000	GS Mortgage Securities Corp Trust 2018-TWR G (b,c)	1 Month LIBOR + 3.92	4.1094	7/15/2031	249,411
250,000	GS Mortgage Securities Corp Trust 2019-SMP F (b,c)	1 Month LIBOR + 3.10	3.2848	8/15/2032	182,601
690,000	GS Mortgage Securities Trust 2014-GC26 D (b,d)		4.6619	11/10/2047	429,899
100,000	GS Mortgage Securities Trust 2016-GS2 A (d)		3.7590	5/10/2049	101,049
100,000	GSCG 2019-600C D (b)		3.7644	9/6/2034	94,750
100,000	GSCG 2019-600C E (b,d)		4.1179	9/6/2034	97,410
231,000	Hawaii Hotel Trust 2019-MAUI F (b,c)	1 Month LIBOR + 2.75	2.9347	5/15/2038	189,363
511,000	Hilton Orlando Trust 2018-ORL B (b,c)	1 Month LIBOR + 1.05	1.2347	12/15/2034	482,858
86,877	HPLY Trust 2019-HIT F (b,c)	1 Month LIBOR + 3.15	3.3347	11/15/2026	71,239
189,326	HPLY Trust 2019-HIT G (b,c)	1 Month LIBOR + 3.90	4.0848	11/15/2036	137,006
11,796	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 X (d,h)		0.4197	5/15/2045	—
134,444	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 AMS		5.3370	5/15/2047	102,942
115,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C3 D (b,d)		5.8530	2/15/2046	55,366
334,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C3 E (b,d)		5.8530	2/15/2046	122,446
544,911	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 XA (d)		1.5828	5/15/2045	11,827
651,027	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8 XA (d)		1.8209	10/15/2045	20,643
519,391	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA (d)		1.6533	6/15/2045	7,582
134,000	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2		3.4595	8/15/2049	131,391
1,109,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-ASH8 B (b,c)	1 Month LIBOR + 1.10	1.2848	2/15/2035	977,865
144,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-ASH8 C (b,c)	1 Month LIBOR + 1.30	1.4848	2/15/2035	121,544
786,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT EFL (b,c)	1 Month LIBOR + 2.60	2.7736	7/5/2023	717,383
500,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FEX (b)		5.5422	7/5/2023	462,405
642,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP A (b,c)	1 Month LIBOR + 0.96	1.1447	7/15/2036	621,959
305,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP F (b,c)	1 Month LIBOR + 3.00	3.1848	7/15/2036	297,948
39,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES C (b)		4.3427	5/5/2032	39,153
40,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES D (b,d)		4.6005	5/5/2032	39,367
47,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES E (b,d)		4.6005	5/5/2032	41,453
49,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES F (b,d)		4.6005	5/5/2032	41,263
53,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES G (b,d)		4.6005	5/5/2032	42,517
144,000	JPMBB Commercial Mortgage Securities Trust 2014-C23 E (b,d)		3.3640	9/15/2047	80,953
8,203,273	JPMBB Commercial Mortgage Securities Trust 2014-C25 XA (d)		0.9905	11/15/2047	243,636
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C28 B		3.9860	10/15/2048	93,756
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C29 B (d)		4.1180	5/15/2048	100,564
12,475,838	JPMDB Commercial Mortgage Securities Trust 2017-C5 XA (d,g)		1.0874	3/15/2050	568,962
120,500	LB-UBS Commercial Mortgage Trust 2006-C7 XCL (b,d)		0.6823	11/15/2038	26
100,417	LB-UBS Commercial Mortgage Trust 2006-C7 XW (b,d)		0.6823	11/15/2038	22
625,820	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 XA (b,d)		1.5245	8/15/2045	13,886
16,132,500	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XB (d,g)		0.2692	11/15/2052	204,307
106,000	Morgan Stanley Capital I Trust 2007-IQ15 (b,d)		6.3375	6/11/2049	104,257
95,174	Morgan Stanley Capital I Trust 2011-C1 XA (b,d)		0.4261	9/15/2047	36
165,000	Morgan Stanley Capital I Trust 2017-ASHF D (b,c)	1 Month LIBOR + 2.20	2.3848	11/15/2034	130,210
247,000	Morgan Stanley Capital I Trust 2017-ASHF E (b,c)	1 Month LIBOR + 3.15	3.3347	11/15/2034	182,228
187,000	Morgan Stanley Capital I Trust 2017-ASHF F (b,c)	1 Month LIBOR + 4.35	4.5348	11/15/2034	128,511
100,000	Morgan Stanley Capital I Trust 2017-CLS F (b,c)	1 Month LIBOR + 2.60	2.7848	11/15/2034	96,877
150,000	Morgan Stanley Capital I Trust 2018-SUN C (b,c)	1 Month LIBOR + 3.05	3.2348	7/15/2035	125,220
1,246,000	Morgan Stanley Capital I Trust 2019-PLND B (b,c)	1 Month LIBOR + 1.30	1.4848	5/15/2036	1,085,047
100,000	Natixis Commercial Mortgage Securities Trust 2018-850T C (b,c)	1 Month LIBOR + 2.20	2.3836	6/15/2035	88,154
745,000	Natixis Commercial Mortgage Securities Trust 2018-FL1 C (b,c)	1 Month LIBOR + 1.15	1.3382	7/15/2033	713,472
283,000	Rosslyn Portfolio Trust 2017-ROSS A (b,c)	1 Month LIBOR + 0.95	1.9390	6/15/2033	277,340
283,000	Rosslyn Portfolio Trust 2017-ROSS B (b,c)	1 Month LIBOR + 1.25	2.2390	6/15/2033	271,910
741,338	Shelter Growth CRE 2019-FL2 Issuer Ltd. B (b,c)	1 Month LIBOR + 2.30	2.4847	5/15/2036	668,733
718,678	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA (b,d)		2.1740	8/10/2049	22,718
3,847,168	UBS Commercial Mortgage Trust 2012-C1 XA (b,d,g)		2.2526	5/10/2045	99,416
244,342	Velocity Commercial Capital Loan Trust 2017-1 AFX (b,d)		3.0000	5/25/2047	243,647
565,076	Velocity Commercial Capital Loan Trust 2017-2 AFX (b,d)		3.0700	11/25/2047	561,727
42,000	Wells Fargo Commercial Mortgage Trust 2014-LC16 D (b)		3.9380	8/15/2050	33,530
4,744,737	Wells Fargo Commercial Mortgage Trust 2015-C26 XA (d)		1.2989	2/15/2048	215,037

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	COMMERCIAL MBS - 9.4% (Continued)
148,000	Wells Fargo Commercial Mortgage Trust 2016-C33 D (b)		3.1230	3/15/2059	101,088
100,000	Wells Fargo Commercial Mortgage Trust 2017-C41 B (d)		4.1880	11/15/2050	97,920
84,000	Wells Fargo Commercial Mortgage Trust 2019-C50 B		4.1920	5/15/2052	87,983
84,000	Wells Fargo Commercial Mortgage Trust 2019-C50 C		4.3450	5/15/2052	70,000
6,228,028	Wells Fargo Commercial Mortgage Trust 2019-C51 XA (d,g)		1.5289	6/15/2052	546,759
1,113,252	Wells Fargo Commercial Mortgage Trust 2020-C55 XA (d,g)		1.3137	2/15/2053	102,004
641,204	WFRBS Commercial Mortgage Trust 2012-C8 XA (b,d)		1.9079	8/15/2045	17,380
679,081	WFRBS Commercial Mortgage Trust 2012-C9 XA (b,d)		2.0761	11/15/2045	22,805
100,000	WFRBS Commercial Mortgage Trust 2014-C23 B (d)		4.5256	10/15/2057	104,210
					27,571,127
	COMMERCIAL SERVICES - 0.5%
400,000	Adani Ports & Special Economic Zone Ltd.		3.9500	1/19/2022	404,170
235,000	Cintas Corp.		2.9000	4/1/2022	244,050
600,000	HTHP Finance 19 Ltd.		2.8750	11/5/2024	618,157
52,619	INVEPAR A-1 **** (a, b, h)		0.0000	12/30/2028	2,250
290,000	PayPal Holdings, Inc.		2.2000	9/26/2022	300,152
					1,568,779
	COMPUTERS - 0.1%
100,000	Apple. Inc.		4.6500	2/23/2046	137,715
50,000	Apple, Inc.		2.9500	9/11/2049	54,542
85,000	NetApp, Inc.		1.8750	6/22/2025	86,211
15,000	DXC Technology Co.		4.0000	4/15/2023	15,743
65,000	DXC Technology Co.		4.1250	4/15/2025	69,307
					363,518
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
85,000	Air Lease Corp.		3.2500	3/1/2025	85,215
220,000	American Express Co.		3.7000	11/5/2021	228,789
135,000	American Express Co.		3.4000	2/22/2024	146,836
125,000	Avolon Holdings Funding Ltd. (b)		3.6250	5/1/2022	117,831
55,000	Capital One Financial Corp.		2.4000	10/30/2020	55,241
165,000	Capital One Financial Corp.		3.2000	1/30/2023	173,773
140,000	Capital One Financial Corp. (c)	3 Month LIBOR + 0.72	1.4801	1/30/2023	137,494
105,000	Discover Financial Services		4.1000	2/9/2027	114,764
94,988	Interoceanica IV Finance Ltd. (h) ****		0.0000	11/30/2025	87,508
162,358	PERU ENHANCED PASS-THRU ****		0.0000	6/2/2025	149,775
634,121	SPARC EM SPC Panama Metro Line 2 SP ****		0.0000	12/5/2022	610,722
80,000	Synchrony Financial		3.9500	12/1/2027	83,621
200,000	Unifin Financiera SAB de CV SOFOM ENR		7.2500	9/27/2023	161,200
200,000	Unifin Financiera SAB de CV SOFOM ENR		7.0000	1/15/2025	150,000
					2,302,769
	ELECTRIC - 0.7%
200,000	AES Andres BV		7.9500	5/11/2026	201,500
125,000	Consolidated Edison, Inc.		2.0000	5/15/2021	126,543
120,000	DTE Energy Co.		2.2500	11/1/2022	123,923
156,500	Empresa Electrica Angamos SA		4.8750	5/25/2029	163,230
200,000	Empresa Electrica Guacolda SA		4.5600	4/30/2025	165,174
85,000	Georgia Power Co.		2.2000	9/15/2024	89,210
200,000	Israel Electric Corp Ltd.		6.8750	6/21/2023	228,936
300,000	Korea East-West Power Co. Ltd. (b)		1.7500	5/6/2025	309,227
100,000	Monongahela Power Co. (b)		5.4000	12/15/2043	139,638
85,000	NextEra Energy Capital Holdings, Inc.		2.2500	6/1/2030	87,541
400,000	Perusahaan Listrik Negara PT		5.5000	11/22/2021	417,600
80,000	Pinnacle West Capital Corp.		1.3000	6/15/2025	80,983
					2,133,505
	ENVIRONMENTAL CONTROL - 0.2%
220,000	Republic Services, Inc.		2.5000	8/15/2024	234,017
270,000	Waste Management, Inc.		2.9500	6/15/2024	276,408
85,000	Waste Management, Inc.		4.0000	7/15/2039	87,439
					597,864
	FOOD - 0.1%
55,000	Mondelez International, Inc.		3.6250	5/7/2023	59,232
85,000	Mondelez International, Inc.		0.6250	7/1/2022	84,988
150,000	Smithfield Foods, Inc. (b)		4.2500	2/1/2027	153,170
					297,390
	FOREST PRODUCTS & PAPER - 0.1%
400,000	Inversiones CMPC SA/Cayman Islands Branch		4.5000	4/25/2022	419,397

	GAS - 0.1%
70,000	Brooklyn Union Gas Co. (b)		4.4870	3/4/2049	86,991
90,000	East Ohio Gas Co. (b)		3.0000	6/15/2050	89,602
					176,593

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	HEALTHCARE - SERVICES - 0.1%
225,000	Anthem, Inc.		2.5000	11/21/2020	226,784
15,000	Anthem, Inc.		3.3000	1/15/2023	15,973
75,000	HCA, Inc.		4.1250	6/15/2029	82,732
					325,489
	HOME EQUITY ABS - 0.6%
90,056	Bayview Financial Acquisition Trust 2007-A 1A5 (f)		6.1010	5/28/2037	93,258
185,060	GSAA Home Equity Trust 2007-10 A1A		6.0000	11/25/2037	144,696
2,215,602	Morgan Stanley Mortgage Loan Trust 2007-10XS A2 (d)		6.2500	2/25/2037	1,417,897
					1,655,851
	INSURANCE - 0.3%
130,000	Equitable Holdings, Inc. (b)		3.9000	4/20/2023	139,152
5,000	Equitable Holdings, Inc.		3.9000	4/20/2023	5,352
270,000	Marsh & McLennan Cos, Inc. (c)	3 Month LIBOR + 1.20	1.5060	12/29/2021	270,135
155,000	Prudential Financial, Inc.		3.5000	5/15/2024	171,624
75,000	Prudential Financial, Inc.		3.9050	12/7/2047	85,276
70,000	Willis North America, Inc.		4.5000	9/15/2028	81,604
					753,143
	INTERNET - 0.6%
400,000	Alibaba Group Holding Ltd.		2.8000	6/6/2023	420,275
200,000	Baidu, Inc.		3.5000	11/28/2022	208,216
200,000	Baidu, Inc.		3.0750	4/7/2025	210,156
225,000	eBay, Inc.		2.7500	1/30/2023	235,032
100,000	Expedia Group, Inc. (b)		3.2500	2/15/2030	93,235
200,000	JD.com, Inc.		3.1250	4/29/2021	202,511
400,000	Tencent Holdings Ltd. (b)		1.8100	1/26/2026	404,488
					1,773,913
	INVESTMENT COMPANIES - 0.1%
200,000	Grupo de Inversiones Suramericana SA		5.7000	5/18/2021	206,250

	IRON/STEEL - 0.2%
500,000	POSCO		2.3750	11/12/2022	509,715

	MACHINERY - DIVERSIFIED - 0.0% *
40,000	John Deere Capital Corp.		2.6000	3/7/2024	42,632

	MEDIA - 0.1%
115,000	Comcast Corp.		3.7000	4/15/2024	127,280
75,000	Comcast Corp.		3.4000	4/1/2030	85,650
					212,930
	MINING - 0.1%
200,000	Corp Nacional del Cobre de Chile		3.8750	11/3/2021	205,384
200,000	Vedanta Resources PLC		6.1250	8/9/2024	137,424
					342,808
	MUNICIPAL - 0.0% *
50,000	State of California		7.55	4/1/2039	89,035
35,000	Missouri Highway & Transportation Commission		5.063	5/1/2024	39,662
					128,697
	OIL & GAS - 1.1%
300,000	CNOOC Finance 2012 Ltd.		3.8750	5/2/2022	313,689
400,000	CNPC General Capital Ltd.		3.9500	4/19/2022	418,412
480,000	Delek & Avner Tamar Bond Ltd. (b)		4.4350	12/30/2020	479,696
70,000	EOG Resources, Inc.		4.3750	4/15/2030	83,513
215,000	Exxon Mobil Corp.		1.5710	4/15/2023	220,658
25,000	Exxon Mobil Corp.		2.6100	10/15/2030	26,764
15,000	Exxon Mobil Corp.		4.2270	3/19/2040	18,016
200,000	Geopark Ltd.		6.5000	9/21/2024	183,880
70,000	Marathon Petroleum Corp.		5.1250	12/15/2026	80,545
500,000	ONGC Videsh Vankorneft Pte Ltd.		2.8750	1/27/2022	502,415
400,000	Reliance Holding USA, Inc.		5.4000	2/14/2022	421,349
300,000	Saudi Arabian Oil Co.		2.7500	4/16/2022	306,258
200,000	Sinopec Group Overseas Development 2018 Ltd. (b)		2.7000	5/13/2030	205,596
75,000	Total Capital International SA		3.3860	6/29/2060	77,445
					3,338,236
	OIL & GAS SERVICES - 0.1%
195,000	Schlumberger Holdings Corp. (b)		3.7500	5/1/2024	209,898

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	OTHER ABS - 21.5%
128,437	AASET 2018-1 US Ltd. A (b)		3.8440	1/16/2038	114,576
474,298	AASET 2019-2 US Ltd. A (b)		3.3760	10/16/2039	428,003
607,150	Adams Mill CLO Ltd. A1R (b,c)	3 Month LIBOR + 1.10	2.3189	7/15/2026	602,404
1,984,447	AIMCO CLO Series 2015-AA AR (b,c)	3 Month LIBOR + 0.85	2.0689	1/15/2028	1,956,361
2,714,041	Ajax Mortgage Loan Trust 2019-C A (b,d)		3.9500	10/25/2058	2,731,683
400,000	Anchorage Capital CLO 1-R Ltd. (b,c)	3 Month LIBOR + 0.99	2.3014	4/13/2031	386,972
500,000	Apidos CLO XXI 2015-21A ER (b,c)	3 Month LIBOR + 8.25	9.3853	7/18/2027	324,822
500,000	Apidos CLO XXIV 2016-24A DR (b,c)	3 Month LIBOR + 5.80	6.9352	10/20/2030	398,635
500,000	Atrium XIII 13A E (b,c)	3 Month LIBOR + 6.05	7.0930	11/21/2030	429,712
500,000	Atrium XIV 14A E (b,c)	3 Month LIBOR + 5.65	6.8261	8/23/2030	433,891
1,750,000	Battalion CLO VII Ltd. 2014-7A A1RR (b,c)	3 Month LIBOR + 1.04	2.1749	7/17/2028	1,723,741
620,949	Bayview Opportunity Master Fund IVa Trust 2019-SBR1 A1 (b,f)		3.4748	6/28/2034	645,112
748,000	BSPRT 2019-FL5 Issuer Ltd. A (b,c)	1 Month LIBOR + 1.15	1.3348	5/9/2029	729,609
500,000	Canyon Capital CLO 2016-1 Ltd DR (b,c)	3 Month LIBOR + 5.75	6.9689	7/15/2031	424,252
500,000	Canyon Capital CLO 2016-1 Ltd ER (b,c)	3 Month LIBOR + 2.80	4.0189	7/15/2031	449,290
1,000,000	Carbone CLO Ltd. 2017-1A A1 (b,c)	3 Month LIBOR + 1.14	2.2753	1/20/2031	972,460
508,509	Carlyle Global Market Strategies CLO 2014-2R A (b,c,h)	3 Month LIBOR + 5.35	5.7424	5/15/2031	376,360
843,270	Carlyle Global Market Strategies CLO 2014-3d-R Ltd. A1A (b.c)	3 Month LIBOR + 1.05	2.0414	7/27/2031	816,071
999,348	Carlyle US CLO 2017-1 Ltd. A1A (b,c)	3 Month LIBOR + 1.30	2.4352	4/20/2031	973,413
1,000,000	Cathedral Lake CLO 2013 Ltd. A1RR (b,c)	3 Month LIBOR + 1.20	2.4189	10/15/2029	973,615
181,013	CENT CLO 19 Ltd. 2013-19A A1A (b,c)	3 Month LIBOR + 1.33	2.1707	10/29/2025	180,493
500,000	Cent CLO 21 Ltd. 2014-21A BR2 (b,c)	3 Month LIBOR + 2.35	3.3414	7/27/2030	484,973
500,000	Chenango Park CLO Ltd. 2018-1A O (b,c)	3 Month LIBOR + 5.80	7.0189	4/15/2030	428,675
203,916	Citicorp Residential Mortgage Trust Series 2007-2 A4 (f)		5.0160	6/25/2037	204,423
61,335	Consumer Loan Underlying Bond Credit Trust 2018-P1 A (b)		3.3900	7/15/2025	61,339
233,852	Consumer Loan Underlying Bond Credit Trust 2018-P2 A (b)		3.4700	10/15/2025	234,678
371	Countrywide Asset-Backed Certificates 2005-15 1AF6 (d)		4.4229	4/25/2036	372
500,000	Dorchester Park CLO Ltd 2015-1A DR (b,c)	3 Month LIBOR + 2.40	3.5353	4/20/2028	455,238
500,000	Dryden 40 Senior Loan Fund 2015-40A ER (b,c)	3 Month LIBOR + 5.75	6.1424	8/15/2031	414,912
500,000	Fillmore Park CLO Ltd 2018-1A D (b,c)	3 Month LIBOR + 2.90	4.1189	7/15/2030	464,019
500,000	Fillmore Park CLO Ltd 2018-1A E (b,c)	3 Month LIBOR + 5.40	6.6189	7/18/2030	429,609
580,293	Freed ABS Trust 2020-1FP 1A (b)		2.5200	3/18/2027	580,332
4,852	Halcyon Loan Advisors Funding 2014-1 Ltd. A1 R (b,c)	3 Month LIBOR + 1.13	2.2652	4/18/2026	4,849
1,500,000	Hayfin Kingsland VIII Ltd. 2018 8A R (b,c)	3 Month LIBOR + 1.12	2.2552	4/20/2031	1,450,770
499,565	Hilton Grand Vacations Trust 2018-AA A (b)		3.5400	2/25/2032	508,873
928,294	Horizon Aircraft Finance II Ltd. 2019-1C (b)		6.9000	7/15/2039	531,718
913,678	Invitation Homes 2017-SFR2 Trust A (b,c)	1 Month LIBOR + 0.85	1.0439	12/17/2036	902,411
1,342,088	Invitation Homes 2018-SFR1 Trust A (b,c)	1 Month LIBOR + 0.70	0.8939	3/17/2037	1,317,710
255,000	Invitation Homes 2018-SFR1 Trust C (b,c)	1 Month LIBOR + 1.25	1.4439	3/17/2037	250,693
170,000	Invitation Homes 2018-SFR1 Trust D (b,c)	1 Month LIBOR + 1.45	1.6439	3/17/2037	165,386
1,000,000	Jefferson Mill CLO Ltd. 2015-1A AR(b,c)	3 Month LIBOR + 1.18	2.3102	10/20/2031	964,618
972,500	Jimmy Johns Funding LLC 2017-1A A21 (b)		3.6100	7/30/2047	953,857
1,486,125	JP Morgan Mortgage Acquisition Trust 2006-RM1 A5(c)	1 Month LIBOR + 0.24	0.4245	8/25/2036	825,714
500,000	LCM Loan Income Fund I Income Note Issuer Ltd. 27A E (b,c)	3 Month LIBOR + 5.60	6.7761	7/16/2031	410,533
500,000	LCM XIV LP DR 14A (b,c)	3 Month LIBOR + 2.75	3.8852	7/20/2031	409,541
500,000	LCM XIV LP ER 14A (b,c)	3 Month LIBOR + 5.50	6.6353	7/20/2031	345,250
500,000	LCM XVII LP 17A ER (b,c)	3 Month LIBOR + 6.00	7.2189	10/15/2031	355,646
2,726,409	Legacy Mortgage Asset Trust 2018-GS1 A1 (b,f)		4.0000	3/25/2058	2,792,918
1,142,317	Legacy Mortgage Asset Trust 2019-GS1 A1 (b,f)		4.0000	1/25/2059	1,160,219
1,654,950	Legacy Mortgage Asset Trust 2019-GS2 A1 (b,f)		3.7500	1/25/2059	1,676,835
747,000	LoanCore 2019-CRE2 Issuer Ltd. (b,c)	1 Month LIBOR + 1.50	1.6847	5/9/2036	683,384
496,848	Longfellow Place CLO Ltd. 2013 1A ARR (b,c)	3 Month LIBOR + 1.34	2.5589	4/15/2029	488,010
236,979	MACH 1 Cayman 2019-1 Ltd. (b)		3.4740	10/15/2039	199,600
2,000,000	Madison Park Funding XI Ltd. 2013 4A DR (b,c)	3 Month LIBOR + 1.16	2.2030	7/23/2029	1,959,766
19,640	Marlette Funding Trust 2018-3 A (b)		3.2000	9/15/2028	19,628
336,725	Marlette Funding Trust 2019-4 A (b)		2.3900	12/17/2029	338,062
126,184	Mosaic Solar Loans 2017-1 LLC A (b)		4.4500	6/20/2042	128,732
500,000	Myers Park CLO Ltd. 2018-1A E (b,c)	3 Month LIBOR + 5.50	6.6353	10/20/2030	426,459
515,000	NLY Commercial Mortgage Trust 2019 FL2 AS (b,c)	1 Month LIBOR + 1.60	1.7848	2/15/2036	489,622
995,085	Ocean Trails CLO V 2014-5A DRR (b,c)	3 Month LIBOR + 1.28	2.5914	10/13/2031	968,519
1,000,000	OCP CLO 2014-5 Ltd. A1R (b,c)	3 Month LIBOR + 1.08	2.0714	4/26/2031	976,288
1,500,000	OCP CLO 2020-18 Ltd. AA (b,c)	3 Month LIBOR + 1.80	2.0533	4/20/2030	1,498,038
500,000	Octagon Investment Partners 26 Ltd 2016-1A FR (b,c)	3 Month LIBOR + 8.09	9.3089	7/15/2030	327,872
500,000	Octagon Investment Partners 37 Ltd. 2018-2A C (b,c)	3 Month LIBOR + 2.85	3.8414	7/25/2030	435,534
500,000	Octagon Investment Partners XVI Ltd 2013-1A ER (b,c)	3 Month LIBOR + 5.75	6.8849	7/17/2030	414,951
500,000	Oxford Finance Funding 2020-1 LLC (b)		3.1010	2/15/2028	495,651
2,000,000	Park Avenue Institutional Advisers CLO Ltd. 2016-1 A1R (b,c)	3 Month LIBOR + 1.20	1.5595	8/23/2031	1,944,604
1,120,136	Pretium Mortgage Credit Partners I 2019-NPL2 LLC A1 (b,e,f)		3.8441	12/25/2058	1,109,451
180,122	Prosper Marketplace Issuance Trust Series 2019-1 AA (b)		3.5400	4/15/2025	180,120
92,283	Prosper Marketplace Issuance Trust Series 2019-2 AA (b)		3.2000	9/15/2025	92,470

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	OTHER ABS - 21.5% (Continued)
276,371	Prosper Marketplace Issuance Trust Series 2019-4 AA (b)		2.4800	2/17/2026	277,029
1,000,000	Regatta XIV Funding Ltd. 2018-3A (b,c)	3 Month LIBOR + 1.19	2.1814	10/25/2031	975,000
1,000,000	Romark WM-R Ltd 2018-1A A1 (b,c)	3 Month LIBOR + 1.03	2.1652	4/20/2031	973,750
369,279	SCF Equipment Leasing 2017-2A A LLC (b)		3.4100	12/20/2023	370,200
132,889	Sierra Timeshare 2016-2A A Receivables Funding LLC (b)		2.3300	7/20/2033	132,847
328,853	Sierra Timeshare 2016-3A A Receivables Funding LLC (b)		2.4300	10/20/2033	328,000
793,258	Small Business Lending Trust 2020-A A (b)		2.6200	12/15/2026	770,568
1,000,000	Steele Creek CLO 2018-2 Ltd. AA (b,c)	3 Month LIBOR + 1.20	1.5856	8/18/2031	965,186
2,000,000	TES 2017-1A B LLC (b)		7.7400	10/20/2047	1,771,340
500,000	THL Credit Wind River 2014-1A DRR CLO Ltd. (b,c)	3 Month LIBOR + 3.00	4.1353	7/18/2031	406,538
500,000	THL Credit Wind River 2018-2 2AF Clo Ltd. (b,c)	3 Month LIBOR + 5.75	6.9689	7/15/2030	414,739
368,153	Triton Container Finance IV LLC 2017-2A (b)		3.6200	8/20/2042	366,296
444,470	Upstart Pass-Through Trust Series 2020-ST1 (b)		3.7500	2/20/2028	439,600
3,167,582	Vericrest Opportunity Loan Trust 2020-NPL2 A1A (b,f)		2.9814	2/25/2050	3,137,376
632,981	VOLT LXIV LLC 2017-NP 11 A1 (b,f)		3.3750	10/25/2047	632,600
500,000	Voya CLO 2018-2 Ltd. 2A E (b,c)	3 Month LIBOR + 5.25	6.4689	7/15/2031	408,899
500,000	Voya CLO 2019-2 Ltd. 2A E (b,c)	3 Month LIBOR + 6.60	7.7353	7/20/2032	434,606
2,000,000	Wellfleet CLO 2016-1 Ltd. AR (b,c)	3 Month LIBOR + 0.91	2.0453	4/20/2028	1,956,162
138,869	Zais CLO 2 Ltd. 2014-2A A1AR (b,c)	3 Month LIBOR + 1.20	2.1914	7/25/2026	138,445
					62,933,528
	PACKAGING & CONTAINERS - 0.1%
80,000	Packaging Corp of America		3.0000	12/15/2029	86,628
85,000	WRKCo., Inc.		3.7500	3/15/2025	93,963
					180,591
	PHARMACEUTICALS - 0.8%
180,000	AbbVie, Inc. (b)		2.3000	11/21/2022	186,188
139,000	AbbVie, Inc.		4.7000	5/14/2045	174,724
250,000	AstraZeneca PLC		3.5000	8/17/2023	270,325
240,000	Bristol-Myers Squibb Co. (b)		2.6000	5/16/2022	249,526
275,000	Cardinal Health, Inc.		2.6160	6/15/2022	283,795
230,000	Cigna Corp.		3.4000	9/17/2021	237,640
140,000	Cigna Corp. (c)	3 Month LIBOR + 0.89	2.1089	7/15/2023	140,686
95,000	Cigna Corp.		4.9000	12/15/2048	125,221
230,000	CVS Health Corp.		3.7000	3/9/2023	247,005
100,000	CVS Health Corp.		5.0500	3/25/2048	130,989
135,000	Eli Lilly and Co.		3.9500	3/15/2049	171,333
70,000	Upjohn, Inc. (b)		1.1250	6/22/2022	70,421
					2,287,853
	PIPELINES - 0.1%
45,000	Energy Transfer Operating LP		4.7500	1/15/2026	48,855
65,000	Kinder Morgan Energy Partners LP		6.9500	1/15/2038	87,110
45,000	Sabine Pass Liquefaction LLC		5.0000	3/15/2027	50,350
					186,315
	REITS - 0.4%
150,000	Alexandria Real Estate Equities, Inc.		4.0000	1/15/2024	165,781
80,000	American Tower Corp.		3.9500	3/15/2029	91,056
80,000	Crown Castle International Corp.		1.3500	7/15/2025	80,570
70,000	Crown Castle International Corp.		3.6500	9/1/2027	78,227
65,000	Public Storage		3.3850	5/1/2029	75,079
170,000	Simon Property Group LP.		2.0000	9/13/2024	174,389
130,000	Welltower, Inc.		3.9500	9/1/2023	140,028
240,000	Welltower, Inc.		3.6250	3/15/2024	256,439
					1,061,569
	RETAIL - 0.2%
150,000	Dollar Tree, Inc.		4.0000	5/15/2025	168,905
80,000	Home Depot, Inc.		3.9000	6/15/2047	97,253
210,000	McDonald’s Corp.		2.6250	1/15/2022	217,054
65,000	McDonald’s Corp.		3.6000	7/1/2030	74,779
125,000	Target Corp.		2.9000	1/15/2022	130,038
					688,029
	SEMICONDUCTORS - 0.2%
230,000	Analog Devices Inc		2.9500	1/12/2021	232,959
260,000	Microchip Technology, Inc.		3.9220	6/1/2021	265,067
60,000	Microchip Technology, Inc.		2.4970	4/24/2023	62,356
70,000	NXP BV / NXP Funding LLC (b)		3.8750	6/18/2026	78,330
90,000	Xilinx, Inc.		2.3750	6/1/2030	92,651
					731,363
	SOFTWARE - 0.1%
100,000	Oracle Corp.		2.5000	4/1/2025	107,102
75,000	Oracle Corp.		3.6000	4/1/2050	83,466
					190,568

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	SOVEREIGN - 1.0%
200,000	Abu Dhabi Government International Bond (b)		2.5000	4/16/2025	210,162
400,000	Dominican Republic International Bond		7.5000	5/6/2021	413,004
250,000	Mexico Government International Bond		3.9000	4/27/2025	267,500
500,000	Perusahaan Penerbit SBSN Indonesia III		3.3000	11/21/2022	516,350
200,000	Peruvian Government International Bond		2.3920	1/23/2026	208,000
400,000	Qatar Government International Bond		2.3750	6/2/2021	404,800
200,000	Saudi Government International Bond		2.3750	10/26/2021	202,816
450,000	Saudi Government International Bond		2.8750	3/4/2023	469,141
250,000	Wakala Global Sukuk Bhd		4.6460	7/6/2021	258,994
					2,950,767
	STUDENT LOAN ABS - 1.4%
549,297	AccessLex Institute 2004-2 A3 (c)	3 Month LIBOR + 0.19	1.1814	10/25/2024	525,140
404,911	AccessLex Institute 2007-A A3 (c)	3 Month LIBOR + 0.30	0.6595	5/25/2036	385,690
465,122	AccessLex Institute 2007-A B (c)	3 Month LIBOR + 0.55	0.9095	2/25/2037	426,370
169,526	Commonbond Student Loan Trust 2017-BGS C (b)		4.4400	9/25/2042	176,105
424,944	Commonbond Student Loan Trust 2017-BGS A1 (b)		2.6800	9/25/2042	431,887
553,860	DRB Prime Student Loan Trust 2016-R (b)		3.0700	10/25/2044	560,234
12,000	Earnest Student Loan Program 2016-DR LLC (b, h) ****		0.0000	1/25/2041	168,049
132,643	Earnest Student Loan Program 2017-A2 LLC (b)		2.6500	1/25/2041	134,235
209,335	Laurel Road Prime Student Loan Trust 2019-A (b)		2.3400	10/25/2048	210,137
272,816	SMB Private Education Loan Trust 2018-B A2B (b,c)	1 Month LIBOR + 0.72	0.9047	1/15/2037	266,403
315,714	Sofi Professional Loan Program 2018-D Trust A1FX (b)		3.1200	2/25/2048	317,887
8,000	SoFi Professional Loan Program 2020-A R1 Trust (b,h)****		0.0000	5/15/2046	413,612
					4,015,749
	TELECOMMUNICATIONS - 0.6%
100,000	AT&T, Inc.		5.2500	3/1/2037	123,645
300,000	AXIATA SPV2 BHD		3.4660	11/19/2020	301,353
200,000	AXIATA SPV2 BHD		3.4660	11/19/2020	200,902
200,000	SingTel Group Treasury Pte Ltd.		3.2500	6/30/2025	218,554
400,000	SingTel Group Treasury Pte Ltd.		2.3750	10/3/2026	424,347
200,000	Telefonica Chile SA		3.8750	10/12/2022	205,510
20,000	T-Mobile USA, Inc. (b)		3.7500	4/15/2027	22,163
60,000	T-Mobile USA, Inc. (b)		2.0500	2/15/2028	60,028
330,000	Verizon Communications, Inc. (c)	3 Month LIBOR + 1.10	1.4924	5/15/2025	334,019
					1,890,521
	TOYS/GAMES/HOBBIES - 0.0% *
90,000	Hasbro, Inc.		3.5000	9/15/2027	93,471

	TRANSPORTATION - 0.2%
70,000	Burlington Northern Santa Fe LLC		3.0500	2/15/2051	76,188
75,000	CSX Corp.		3.8000	11/1/2046	87,373
200,000	PSA Treasury Pte Ltd.		2.1250	9/5/2029	206,436
230,000	Union Pacific Corp.		3.2000	6/8/2021	235,695
					605,692
	TRUCKING & LEASING - 0.1%
330,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (b)		2.7000	11/1/2024	339,511
85,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (b)		4.2000	4/1/2027	91,722
					431,233
	U.S. GOVERNMENT AGENCY - 7.5%
1,597,278	Fannie Mae Pool BP5817		2.5000	5/1/2050	1,664,542
1,288,100	Fannie Mae Pool MA4016		2.5000	5/1/2040	1,344,125
218,894	Fannie Mae REMICS 2005-2S (c,e,g)	6.60 - 1 Month LIBOR	6.4155	2/25/2035	45,128
179,399	Fannie Mae REMICS 2005-104 NI (c,e,g)	6.70 - 1 Month LIBOR	6.5155	3/25/2035	2,229
376,574	Fannie Mae REMICS 2006-99 AS (c,e,g)	6.58 - 1 Month LIBOR	6.3955	10/25/2036	84,446
238,301	Fannie Mae REMICS 2006-119 PS (c,e,g)	6.70 - 1 Month LIBOR	6.5155	12/25/2036	50,775
402,839	Fannie Mae REMICS 2006-126 CS (c,e,g)	6.70 - 1 Month LIBOR	6.5155	1/25/2037	85,989
236,660	Fannie Mae REMICS 2009-41 ZA (e)		4.5000	6/25/2039	257,070
198,346	Fannie Mae REMICS 2009-98 DZ (e)		4.5000	12/25/2039	209,572
382,807	Fannie Mae REMICS 2010-76 ZK (e)		4.5000	7/25/2040	429,646
231,822	Fannie Mae REMICS 2010-115 SE (c,e,g)	6.00 - 1 Month LIBOR	5.8155	10/25/2040	49,046
85,025	Fannie Mae REMICS 2010-134 CS (c,e,g)	6.68 - 1 Month LIBOR	6.4955	12/25/2025	7,439
85,025	Fannie Mae REMICS 2010-134 SE (c,e,g)	6.65 - 1 Month LIBOR	6.4655	12/25/2025	8,004
214,528	Fannie Mae REMICS 2010-142 SC (c,e,g)	6.60 - 1 Month LIBOR	6.4155	12/25/2040	50,423
178,892	Fannie Mae REMICS 2011-18 UZ (e)		4.0000	3/25/2041	190,185
247,693	Fannie Mae REMICS 2011-74 KL (e)		5.0000	6/25/2040	278,620
509,628	Fannie Mae REMICS 2011-93 ES (c,e,g)	6.50 - 1 Month LIBOR	6.3155	9/25/2041	107,782
673,698	Fannie Mae REMICS 2012-3 DS (c,e,g)	5.95 - 1 Month LIBOR	5.7655	2/25/2042	129,811
1,960,511	Fannie Mae REMICS 2012-20 SA (c,e,g)	6.45 - 1 Month LIBOR	6.2655	3/25/2042	360,599
1,361,869	Fannie Mae REMICS 2013-74 YS (c,e)	6.00 - (1.5 * 1 Month LIBOR)	5.7233	7/25/2043	1,394,219
533,348	Fannie Mae REMICS 2013-122 DS (c,e)	5.40 - (1.2 * 1 Month LIBOR)	5.1786	7/25/2043	542,192
686,368	Fannie Mae REMICS 2014-73 PS (c,e,g)	6.20 - 1 Month LIBOR	6.0155	11/25/2044	134,674
696,067	Fannie Mae REMICS 2018-21 PO (e) ***		0.0000	4/24/2048	649,986
171,408	Freddie Mac REMICS 2663 ZP (e)		5.0000	8/15/2033	195,521
76,235	Freddie Mac REMICS 2909 Z (e)		5.0000	12/15/2034	87,348
159,506	Freddie Mac REMICS 3257 SI (c,e,g)	6.32 - 1 Month LIBOR	6.1352	12/15/2036	31,886

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	U.S. GOVERNMENT AGENCY - 7.5% (Continued)
687,649	Freddie Mac REMICS 3404 SA (c,e,g)	6.00 - 1 Month LIBOR	5.8152	1/15/2038	145,978
625,432	Freddie Mac REMICS 3753 SB (c,e,g)	6.00 - 1 Month LIBOR	5.8152	11/15/2040	128,358
86,278	Freddie Mac REMICS 3770 SP (c,e,g)	6.50 - 1 Month LIBOR	6.3152	11/15/2040	9,627
19,790	Freddie Mac REMICS 3818 JA (e)		4.5000	1/15/2040	19,852
370,920	Freddie Mac REMICS 3926 FS (c,e,g)	6.58 - 1 Month LIBOR	6.3952	9/15/2041	84,991
348,323	Freddie Mac REMICS 3957 DZ (e)		3.5000	11/15/2041	365,667
599,444	Freddie Mac REMICS 3984 DS (c,e,g)	5.95 - 1 Month LIBOR	5.7652	1/15/2042	111,574
1,364,135	Freddie Mac REMICS 4089 SH (c,e,g)	6.00 - 1 Month LIBOR	5.8152	8/15/2042	253,090
1,009,903	Freddie Mac REMICS 4096 MS (c,e)	2.57 - (0.57 * 1 Month LIBOR)	2.4728	8/15/2042	958,242
382,593	Freddie Mac REMICS 4229 MS (c,e)	7.70 - (1.75 * 1 Month LIBOR)	7.3767	7/15/2043	411,365
1,944,195	Freddie Mac REMICS 4255 GS (c,e,g)	6.15 - 1 Month LIBOR	5.9653	9/15/2043	324,361
480,887	Freddie Mac REMICS 4291 MS (c,e,g)	5.90 - 1 Month LIBOR	5.7152	1/15/2054	99,246
1,278,805	Freddie Mac REMICS 4314 MS (c,e,g)	6.10 - 1 Month LIBOR	5.9153	7/15/2043	144,692
1,335,281	Government National Mortgage Association 2010-35 DS (c,e,g)	5.68 - 1 Month LIBOR	5.4900	3/20/2040	246,555
2,008,369	Government National Mortgage Association 2010-121 SE (c,e,g)	6.00 - 1 Month LIBOR	5.8100	9/20/2040	378,939
1,112,108	Government National Mortgage Association 2011-69 SC (c,e,g)	5.38 - 1 Month LIBOR	5.1900	5/20/2041	191,759
206,508	Government National Mortgage Association 2011-130 (c,e,g)		5.0000	2/20/2041	6,313
1,086,554	Government National Mortgage Association 2013-102 BS (c,e,g)	6.15 - 1 Month LIBOR	5.9600	3/20/2043	170,050
164,159	Government National Mortgage Association 2013-120 GS (c,e)	5.40 - (1.2 * 1 Month LIBOR)	5.1720	8/20/2043	165,667
292,228	Government National Mortgage Association 2013-148 DS (c,e,g)	5.68 - 1 Month LIBOR	5.4849	10/16/2043	66,016
1,141,361	Government National Mortgage Association 2013-186 SG (c,e,g)	6.25 - 1 Month LIBOR	6.0549	2/16/2043	177,519
1,430,772	Government National Mortgage Association 2014-5 SA (c,e,g)	5.55 - 1 Month LIBOR	5.3600	1/20/2044	260,961
1,777,207	Government National Mortgage Association 2014-58 SG (c,e,g)	5.60 - 1 Month LIBOR	5.4049	4/16/2044	311,703
1,437,425	Government National Mortgage Association 2014-76 SA (c,e,g)	5.60 - 1 Month LIBOR	5.4100	1/20/2040	262,844
656,836	Government National Mortgage Association 2014-95 CS (c,e,g)	6.25 - 1 Month LIBOR	6.0549	6/16/2044	138,199
1,354,517	Government National Mortgage Association 2014-145 CS (c,e,g)	5.60 - 1 Month LIBOR	5.4049	5/16/2044	237,699
783,050	Government National Mortgage Association 2014-156 PS (c,e,g)	6.25 - 1 Month LIBOR	6.0600	10/20/2044	146,775
1,969,178	Government National Mortgage Association 2016-93 LA(e)		3.0000	5/20/2045	2,010,677
3,220,971	Government National Mortgage Association 2016-136 UD (e)		3.0000	4/20/2045	3,288,323
1,763,543	Government National Mortgage Association 2017-4 NC (e)		3.0000	10/20/2045	1,799,700
715,252	Government National Mortgage Association 2018-97 HS (c,e,g)	6.20 - 1 Month LIBOR	6.0100	7/20/2048	91,940
2,400,098	Government National Mortgage Association 2019-22 SA (c,e,g)	5.60 - 1 Month LIBOR	5.4100	2/20/2045	494,506
					21,894,445
	TREASURY SECURITIES - 2.3%
45,000	United States Treasury Bond		2.7500	11/15/2042	57,635
80,000	United States Treasury Bond		1.7500	11/30/2021	81,784
115,000	United States Treasury Note		2.2500	8/15/2027	129,164
40,000	United States Treasury Note		2.2500	10/31/2024	43,455
120,000	United States Treasury Note		2.6250	1/31/2026	135,009
4,170,000	United States Treasury Note		2.2500	12/31/2023	4,468,416
1,740,000	United States Treasury Note		0.1250	5/15/2023	1,737,417
					6,652,880
	WATER - 0.0% *
75,000	Essential Utilities, Inc.		2.7040	4/15/1930	78,416

	WHOLE LOAN COLLATERAL - 10.9%
266,524	Alternative Loan Trust 2005-11CB 2A6		5.5000	6/25/2025	263,931
776,166	Alternative Loan Trust 2006-14CB A8		6.0000	6/25/2036	570,322
483,373	Alternative Loan Trust 2007-HY7C A1 (c)	1 Month LIBOR + 0.14	0.3245	8/25/2037	410,215
49,901	Alternative Loan Trust 2007-J2 2 A1		6.0000	7/25/2037	49,566
2,064,462	American Home Mortgage Investment Trust 2006-1 2A1 (c)	6 Month LIBOR + 1.75	2.5549	12/25/2035	808,241
136,349	Angel Oak Mortgage Trust I LLC 2018-3 A1 (b,d)		3.6490	9/25/2048	138,981
159,074	Angel Oak Mortgage Trust I LLC 2018-3 A2 (b,d)		3.7510	9/25/2048	162,116
159,074	Angel Oak Mortgage Trust I LLC 2018-3 A3 (b,d)		3.8530	9/25/2048	161,868
1,701,619	BCAP LLC 2010-RR6 Trust 1716 (b,d)		6.0000	7/26/2036	1,305,557
53,160	Bear Stearns Asset Backed Securities I Trust 2004-AC2 2A		5.0000	5/25/2034	52,879
674,275	BRAVO Residential Funding Trust 2019-NQM1 A2 (b,d)		2.8920	7/25/2059	678,434
674,275	BRAVO Residential Funding Trust 2019-NQM1 A3 (b,d)		2.9960	7/25/2059	674,993
351,712	CHL Mortgage Pass-Through Trust 2007-5 A51		5.7500	5/25/2037	264,279
363,640	CHL Mortgage Pass-Through Trust 2007-12 A9		5.7500	8/25/2037	294,764
2,000,000	CIM Trust 2016-1RR B2 (b,d)		6.7617	7/26/2055	1,768,600
2,000,000	CIM Trust 2016-2RR B2 (b,d)		6.9331	2/25/2056	1,734,000
2,000,000	CIM Trust 2016-3RR B2 (b,d)		6.7434	2/27/2056	1,754,000
137	Citicorp Mortgage Securities Trust Series 2007-2 3A1		5.5000	2/25/2037	137
940,276	Citigroup Mortgage Loan Trust 2011-12 1A2 (b,d)		3.6887	4/25/2036	749,528
60,118	CitiMortgage Alternative Loan Trust Series 2007-A1		5.5000	1/25/2022	58,979
310,002	COLT 2018-3 Mortgage Loan Trust A2 (b,d)		3.7630	10/26/2048	315,878
275,557	COLT 2018-3 Mortgage Loan Trust A3 (b,d)		3.8650	10/26/2048	280,967
119,818	Credit Suisse First Boston Mortgage Securities Corp. 2005-8 1A3		5.2500	9/25/2035	117,031
696,714	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9 5A12		5.5000	10/25/2035	573,597
996,448	CSMC 2020-RPL2 Trust A12 (b)		4.0000	2/25/2060	1,005,677
133,106	CSMC Mortgage-Backed Trust 2006-7 1A3		5.0000	8/25/2036	123,468
256,188	CSMC Mortgage-Backed Trust 2006-9 2A1		5.5000	11/25/2036	234,545

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal
Amount ($)		Variable Rate	Interest Rate	Maturity	Value ($)
	BONDS & NOTES - 67.4% (Continued)
	WHOLE LOAN COLLATERAL - 10.9% (Continued)
348,785	CSMC Mortgage-Backed Trust 2007-1 5A14		6.0000	2/25/2037	288,589
387,970	Deephaven Residential Mortgage Trust 2018-3 A2 (b,d)		3.8910	8/25/2058	392,116
144,664	First Horizon Alternative Mortgage Securities Trust 2005-AA4 1A1 (d)		3.1715	5/25/2035	108,954
1,000,000	FMC GMSR Issuer Trust 2019-GT1 A (b,d)		5.0700	5/25/2024	931,662
1,000,000	FMC GMSR Issuer Trust 2019-GT1 B (b,d)		5.6600	5/25/2024	719,848
186,915	GSR Mortgage Loan Trust 2005-AR7 3A1 (d)		4.4405	11/25/2035	167,558
455,647	GSR Mortgage Loan Trust 2006-AR1 3A1 (d)		4.0338	1/25/2036	433,909
291,594	GSR Mortgage Loan Trust 2007-1F 2A2		5.5000	1/25/2037	365,930
574,055	Homeward Opportunities Fund I Trust 2018-1 A2 (b,d)		3.8970	6/25/2048	584,690
657,771	Homeward Opportunities Fund I Trust 2018-1 A3 (b,d)		3.9990	6/25/2048	668,472
5,358	JP Morgan Mortgage Trust 2007-S1 1A1		5.0000	3/25/2022	5,246
732,185	JP Morgan Mortgage Trust 2007-S2 1A11		6.0000	6/25/2037	477,886
2,349,765	Legacy Mortgage Asset Trust 2020-GS3 A1 (b,f)		3.2500	5/25/2060	2,310,183
343,191	Lehman Mortgage Trust 2006-1 1A3		5.5000	2/25/2036	278,997
189,494	MASTR Adjustable Rate Mortgages Trust 2006-2 2A1 (d)		4.2842	4/25/2036	151,128
1,000,000	Mello Warehouse Securitization Trust 2019-1 G (b,c)	1 Month LIBOR + 5.50	5.6845	6/25/2052	910,958
465,539	Merrill Lynch Mortgage Investors Trust Series 2006-AF2		6.2500	10/25/2036	327,821
3,067	Morgan Stanley Mortgage Loan Trust 2004-1 1A1		5.0000	11/25/2033	3,063
147,089	Morgan Stanley Mortgage Loan Trust 2006-7 3A (d)		5.0258	6/25/2036	120,659
811,323	Morgan Stanley Mortgage Loan Trust 2007-12 3A4		6.2500	8/25/2037	560,540
15,205	Morgan Stanley Reremic Trust 2012-R3 2A (b,c)	1 Month LIBOR + 0.23	0.4145	2/26/2037	15,185
996,272	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1 11A1A (f)		5.9950	3/25/2047	978,391
3,829	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-5 2AN (d)		5.6750	12/25/2035	3,831
143,611	PHH Alternative Mortgage Trust Series 2007-2 3A1		6.0000	5/25/2037	130,536
694,802	PRPM 2019-1 LLC 1A A1 (b,f)		4.5000	1/25/2024	697,724
272,950	Radnor RE 2019-2 M1A Ltd. (b,c)	1 Month LIBOR + 1.20	1.3845	6/25/2029	272,074
232,538	RALI Series 2006-QA1 1A21 Trust (d)		4.6665	1/25/2036	197,923
208,460	RALI Series 2006-QS10 Trust A9		6.5000	8/25/2036	208,757
399,545	RALI Series 2006-QS12 2A3 Trust		6.0000	9/25/2036	382,074
287,425	RALI Series 2007-QS6 A6 Trust		6.2500	4/25/2037	272,928
365,070	Residential Asset Securitization Trust 2006-A2 A3		6.0000	1/25/2046	233,450
231,782	Residential Asset Securitization Trust 2006-A6 2A11		6.0000	7/25/2036	188,575
506,014	Residential Asset Securitization Trust 2007-A1 A8		6.0000	3/25/2037	285,865
388,862	Residential Asset Securitization Trust 2007-A3 1A1 (c)	1 Month LIBOR + 0.45	0.6345	4/25/2037	120,894
50,721	Residential Asset Securitization Trust 2007-A3 1A2 (c)	46.38 - (7.67 * 1 Month LIBOR)	44.9688	4/25/2037	141,194
135,127	RFMSI Series 2006-S3 Trust A7		5.5000	3/25/2036	126,770
236,868	RFMSI Series 2006-S7 Trust A3		6.2500	8/25/2036	220,703
93,607	RFMSI Series 2006-S7 Trust A7		6.2500	8/25/2036	87,218
399,381	RFMSI Series 2007-S1 A5 Trust A5		6.0000	1/25/2037	384,740
152,014	RFMSI Series 2007-S2 A4 Trust		6.0000	2/25/2037	142,079
386,440	RFMSI Series 2007-S6 Trust 1A11		6.0000	6/25/2037	374,845
1,021,504	Starwood Mortgage Residential Trust 2018-IMC1 A2 (b,d)		3.8950	3/25/2048	1,024,512
1,000,000	Toorak Mortgage Corp 2018-1 Ltd. A1 (b,f)		4.3356	8/25/2021	1,002,870
259,496	Wells Fargo Mortgage Backed Securities 2007-AR6 A2 Trust (d)		4.5267	10/25/2037	244,797
					32,098,697

	TOTAL BONDS & NOTES (Cost - $206,773,180)				197,413,768

Shares
	WARRANT - 0.0%* (i)
43,904	OAS SA WARRANT (a,h) (Cost - $11,414)				—

			Yield **
	SHORT-TERM INVESTMENTS - 0.0%*
	U.S. TREASURY BILLS - 0.0%*
15,000	United States Treasury Bill		0.0500	11/5/2020	14,992
	TOTAL SHORT-TERM INVESTMENTS (Cost - $14,919)				14,992

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Contracts		Notional	Counterparty	Value ($)
	PURCHASED OPTIONS (a,i) - 25.4%
869,048	ISAM, August 2021, Call @ 0.001	27,444,548	Nomura	27,519,325
1,040,265	WNTN, August 2021, Call @ 0.001	46,936,769	Nomura	47,027,943
	TOTAL PURCHASED OPTIONS (Cost - $73,274,462)			74,547,268

	TOTAL INVESTMENTS - 92.8% (Cost - $280,619,270)			$271,991,298
	OTHER ASSETS LESS LIABILITIES - 7.2%			21,066,367
	TOTAL NET ASSETS - 100.0%			$293,057,665

MBS - Mortgage Backed Security

ABS - Asset Backed Security

LIBOR - London Interbank Offered Rate

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

SOFRRATE - Secured Overnight Financing Rate

*	Represents a percentage less than 0.05%

**	Represents annualized yield at date of purchase for discount securities.

***	Principal only bond.

****	Zero coupon bond.

(a)	The value of these securities have been determined in good faith under the policies of the Board of Trustees as of June 30, 2020.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $113,439,706 or 38.7% of net assets.

(c)	Variable rate security; the rate shown represents the rate as of June 30, 2020.

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp., Federal National Mortgage Association, Freddie Mac and Fannie Mae currently operate under a federal conservatorship.

(f)	Step-Up Bond; the interest rate shown is the rate in effect as of June 30, 2020.

(g)	Interest only bond.

(h)	Illiquid holdings.

(i)	Non-income producing.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

WNTN Top 50 Holdings ^

FUTURES CONTRACTS
				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund Net
Contracts	Description	Expiration Date	June 30, 2020	(Depreciation)	Assets
Long Contracts
88	5 Year T Note Future	Sep-20	4,337,317	$2,092	0.00%
83	Australian Bills Future	Sep-20	10,431,937	31,646	0.01%
20	Australian Bills Future	Mar-21	3,766,760	28,343	0.01%
19	Australian Bills Future	Jun-21	2,644,266	7,523	0.00%
11	Canadian Bills Future	Dec-20	2,181,328	7,055	0.00%
22	Cocoa LDN Future	Sep-20	3,755,122	8,346	0.00%
15	Copper LME Future	Aug-20	2,257,125	104,959	0.04%
69	ERX Bobl Future	Sep-20	6,480,239	8,898	0.00%
288	Euribor Future	Sep-21	5,806,084	10,939	0.00%
337	Euribor Future	Dec-21	3,728,760	151,385	0.05%
355	Euribor Future	Mar-22	33,167,705	(14,426)	(0.00)%
266	Euribor Future	Jun-22	2,943,618	36,877	0.01%
171	Euribor Future	Sep-22	13,817,889	2,646	0.00%
90	Euribor Future	Mar-23	19,874,531	5,570	0.00%
42	Eurodollars Future	Sep-21	5,281,172	12,961	0.00%
43	Eurodollars Future	Mar-22	4,788,796	(4,311)	(0.00)%
49	Eurodollars Future	Jun-22	2,414,800	2,295	0.00%
31	Eurodollars Future	Sep-22	4,700,732	6,875	0.00%
30	Eurodollars Future	Dec-22	5,401,500	139,480	0.05%
28	Eurodollars Future	Mar-23	2,150,568	4,417	0.00%
23	Eurodollars Future	Jun-23	2,605,988	4,103	0.00%
116	Short Sterling Future	Jun-21	5,716,950	19,040	0.01%
249	Short Sterling Future	Dec-21	2,754,665	159,926	0.05%
171	Short Sterling Future	Mar-22	8,427,989	126,325	0.04%
70	Short Sterling Future	Dec-22	2,789,063	67,047	0.02%
27	Short Sterling Future	Jun-23	2,515,995	74,975	0.03%
126	US 10 YR Note Future	Sep-20	2,245,500	116,188	0.04%
24	US T Bond Future	Sep-20	3,879,235	49,463	0.02%
			Subtotal	$1,170,637

				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund Net
Contracts	Description	Expiration Date	June 30, 2020	(Depreciation)	Assets
Short Contracts
70	Aluminum LME Future	Jul-20	2,789,063	$219,109	0.07%
57	Aluminum LME Future	Aug-20	2,291,756	174,917	0.06%
137	Aluminum LME Future	Sep-20	5,534,800	(284,007)	(0.10)%
93	Beanmeal Future	Dec-20	2,751,870	(2,530)	(0.00)%
124	Coffee Future	Sep-20	4,696,500	75,169	0.03%
138	Corn Future	Sep-20	2,356,350	(85,788)	(0.03)%
166	Corn Future	Dec-20	2,909,150	78,688	0.03%
93	KCBT Red Wheat Future	Sep-20	2,044,838	68,225	0.02%
101	Lean Hogs Future	Aug-20	1,980,610	248,440	0.08%
57	Live Cattle Future	Aug-20	2,195,070	30,020	0.01%
29	Nickel LME Future	Sep-20	2,227,374	(106,624)	(0.04)%
47	Soybeans Future	Jan-21	2,079,163	(23,212)	(0.01)%
76	Wheat Future	Dec-20	1,896,200	38,275	0.01%
43	Zinc LME Future	Sep-20	2,199,450	(96,836)	(0.03)%
			Subtotal	333,846

FORWARD FOREIGN CURRENCY CONTRACTS
	Currency to					Unrealized
	Deliver/		In Exchange			Appreciation/	% of Fund Net
Settlement Date	Receive	Value	For	Value	U.S. Dollar Value	(Depreciation)	Assets
To Buy:
7/2/2020	USD	8,100,000	BRL	46,564,550	$8,102,178	$(419,135)	(0.14)%
7/31/2020	USD	5,000,000	KRW	6,086,197,000	5,000,661	(74,618)	(0.03)%
7/31/2020	USD	2,200,000	TWD	64,773,400	2,186,597	(4,428)	(0.00)%
8/4/2020	USD	6,700,000	BRL	35,340,590	6,710,980	243,652	0.08%
To Sell:
4/2/2020	USD	8,100,000	BRL	42,450,750	$8,102,178	$(333,690)	(0.11)%
7/30/2020	USD	6,500,000	IDR	93,148,600,000	6,480,756	(36,736)	(0.01)%
7/31/2020	USD	6,400,000	INR	489,031,010	6,413,077	59,248	0.02%
7/31/2020	USD	2,800,000	RUB	195,739,400	2,808,463	(60,282)	(0.02)%
					Subtotal	$(625,989)

All Other Investments						46,149,449
Total Value of Purchased Option						47,027,943

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

ISAM Top 50 Holdings ^

FUTURES CONTRACTS
				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund Net
Contracts	Description	Expiration Date	June 30, 2020	(Depreciation)	Assets
Long Contracts
90	2 Year T Note Future	Sep-20	19,874,531	$5,570	0.00%
69	5 Year Cananda Bond Future	Sep-20	6,480,239	8,898	0.00%
42	5 Year T Note Future	Sep-20	5,281,172	12,961	0.00%
171	Australian 3 Year Bond Future	Sep-20	13,817,889	2,646	0.00%
171	Australian Bills Future	Mar-21	8,427,989	126,325	0.04%
116	Australian Bills Future	Jun-21	5,716,950	19,040	0.01%
31	ERX BOBL Future	Sep-20	4,700,732	6,875	0.00%
288	Euribor Future	Jun-21	5,806,084	10,939	0.00%
83	Euro BTS Future	Sep-20	10,431,937	31,646	0.01%
30	Gold CMX Future	Aug-20	5,401,500	139,480	0.05%
43	Korean 10 YR T Bond Future	Sep-20	4,788,796	(4,311)	(0.00)%
355	Korean Bond Future	Sep-20	33,167,705	(14,426)	(0.00)%
			Subtotal	345,643

				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund Net
Contracts	Description	Expiration Date	June 30, 2020	(Depreciation)	Assets
Short Contracts
137	Aluminum LME Future	Sep-20	5,534,800	(284,007)	(0.10)%
124	Coffee NY Future	Sep-20	4,696,500	75,169	0.03%
			Subtotal	(208,838)

INTEREST RATE SWAPS
				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund Net
Contracts	Description	Maturity Date	June 30, 2020	(Depreciation)	Assets
60,000,000	USD/HKD IRS	9/21/2022	$13,363,029	$135,962	0.05%
1,250,000,000	USD/HUF IRS	9/21/2022	278,396,437	16,266	0.01%
200,000,000	USD/JPY IRS	9/21/2022	44,543,430	801	0.00%
110,000,000	USD/SEK IRS	9/21/2022	24,498,886	52,621	0.02%
200,000,000	USD/MXN IRS	12/14/2022	49,140,049	39,601	0.01%
200,000,000	USD IRS	12/16/2022	49,261,084	(2,338)	(0.00)%
40,000,000	USD IRS	12/16/2022	9,852,217	(92,539)	(0.03)%
1,000,000,000	USD/CLP IRS	12/21/2022	247,524,752	3,583	0.00%
40,000,000	USD/CZK IRS	12/21/2022	9,900,990	4,823	0.00%
60,000,000	USD/NOK IRS	12/21/2022	14,851,485	12,753	0.00%
20,000,000	USD/PLN IRS	12/21/2022	4,950,495	3,223	0.00%
125,000,000	USD/ZAR IRS	12/21/2022	30,940,594	130,579	0.04%
30,000,000	USD/CNY IRS	9/16/2025	15,625,000	(191,428)	(0.07)%
120,000,000	USD/MXN IRS	12/10/2025	65,217,391	72,143	0.02%
100,000,000	USD IRS	12/16/2025	54,644,809	(8,891)	(0.00)%
16,000,000	USD/AUD IRS	12/17/2025	8,743,169	56,364	0.02%
1,000,000,000	USD/CLP IRS	12/17/2025	546,448,087	19,584	0.01%
80,000,000	USD/CZK IRS	12/17/2025	43,715,847	(18,733)	(0.01)%
11,000,000	USD/GBP IRS	12/17/2025	6,010,929	106,439	0.04%
40,000,000	USD/HKD IRS	12/17/2025	21,857,923	25,657	0.01%
1,250,000,000	USD/HUF IRS	12/17/2025	683,060,109	69,747	0.02%
8,000,000,000	USD/KRW IRS	12/17/2025	4,371,584,699	(24,886)	(0.01)%
40,000,000	USD/NOK IRS	12/17/2025	21,857,923	(52,654)	(0.02)%
12,000,000	USD/NZD IRS	12/17/2025	6,557,377	(16,131)	(0.01)%
15,000,000	USD/PLN IRS	12/17/2025	8,196,721	820	0.00%
60,000,000	USD/SEK IRS	12/17/2025	32,786,885	35,820	0.01%
10,000,000	USD/SEK IRS	12/17/2025	5,464,481	5,970	0.00%
75,000,000	USD/ZAR IRS	12/17/2025	40,983,607	42,863	0.01%
40,000,000	USD/CZK IRS	9/18/2030	40,816,327	143,202	0.05%
20,000,000	USD/HKD IRS	9/18/2030	20,408,163	140,015	0.05%
750,000,000	USD/HUF IRS	9/18/2030	765,306,122	79,502	0.03%
20,000,000	USD/NOK IRS	9/18/2030	20,408,163	159,403	0.05%
10,000,000	USD/PLN IRS	9/18/2030	10,204,082	227,983	0.08%
20,000,000	USD/SEK IRS	9/18/2030	20,408,163	42,249	0.01%
50,000,000	USD/ZAR IRS	9/18/2030	51,020,408	139,455	0.05%
60,000,000	USD/MXN IRS	12/4/2030	62,500,000	45,725	0.02%
			Subtotal	$1,405,553

All Other Investments				25,976,967
Total Value of Purchased Option				27,519,325

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Funds
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020

Altegris Futures Evolution
Strategy Fund
ASSETS
Investment securities:
At cost	$280,619,270
At value	$271,991,298
Cash	16,407,224
Receivable for securities sold	4,828,473
Receivable for Fund shares sold	208,644
Interest receivable	1,049,685
Prepaid expenses and other assets	77,514
TOTAL ASSETS	294,562,838

LIABILITIES
Foreign cash due to custodian (Cost: $8,076)	8,076
Payable for investments purchased	84,988
Payable for Fund shares repurchased	869,039
Investment advisory fees payable	314,931
Distribution (12b-1) fees payable	29,546
Payable to related parties	67,299
Accrued expenses and other liabilities	131,294
TOTAL LIABILITIES	1,505,173
NET ASSETS	$293,057,665

Composition of Net Assets:
Paid in capital	$324,439,846
Accumulated loss	(31,382,181)
NET ASSETS	$293,057,665

See accompanying notes to financial statements.

Altegris Funds
STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2020

Altegris Futures Evolution
Strategy Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$9,710,760
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,254,732
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$7.74
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$8.21

Class C Shares:
Net Assets	$8,763,013
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,134,562
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)(d)	$7.72

Class I Shares:
Net Assets	$233,877,843
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	30,349,308
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$7.71

Class N Shares:
Net Assets	$40,706,049
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,265,259
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$7.73

(a)	Purchases of $1 million or more, a contingent deferred sales charge of up to 1.00% may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	A contingent deferred sales charge of up to 1.00% may be applied to shares redeemed within 12 months of purchase.

See accompanying notes to financial statements.

Altegris Funds
STATEMENT OF OPERATIONS
June 30, 2020

Altegris Futures Evolution
Strategy Fund
INVESTMENT INCOME
Dividends	$10,059
Interest	14,698,048
TOTAL INVESTMENT INCOME	14,708,107

EXPENSES
Advisory fees	6,823,341
Distribution (12b-1) fees:
Class A	44,918
Class C	138,055
Class N	243,264
Administrative services fees	558,467
Third party administrative services fees	385,969
Transfer agent fees	338,403
Registration fees	151,507
Custodian fees	114,814
Printing and postage expenses	93,164
Audit fees	92,936
Compliance officer fees	81,007
Accounting services fees	56,966
Legal fees	29,601
Trustees fees and expenses	20,849
Insurance expense	12,040
Other expenses	21,504
TOTAL EXPENSES	9,206,805
Less: Fees waived by the Advisor	(1,104,976)
NET EXPENSES	8,101,829

NET INVESTMENT INCOME	6,606,278

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investments	(3,980,783)
Purchased Options	(49,329,268)
Net Realized Loss	(53,310,051)

Net change in unrealized appreciation/(depreciation) on:
Investments	(11,898,061)
Purchased Options	(373,833)
Foreign Currency Translations	3,493
Net change in unrealized depreciation on:	(12,268,401)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(65,578,452)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(58,972,174)

See accompanying notes to financial statements.

Altegris Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Altegris Futures Evolution Strategy Fund
	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2020	2019
DECREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$6,606,278	$8,540,570
Net realized loss on investments, purchased options	(53,310,051)	(13,350,858)
Net change in unrealized appreciation/(depreciation) on investments, purchased options	(12,268,401)	1,383,777
Net decrease in net assets resulting from operations	(58,972,174)	(3,426,511)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(199,098)	(1,348,881)
Class C	(72,445)	(604,858)
Class I	(4,482,045)	(25,683,120)
Class N	(1,095,232)	(3,882,180)
Total distributions to shareholders	(5,848,820)	(31,519,039)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,421,153	4,558,152
Class C	808,194	1,685,313
Class I	154,993,602	250,420,509
Class N	112,402,354	34,926,220
Net asset value of shares issued in reinvestment of distributions:
Class A	184,198	1,244,429
Class C	70,868	595,857
Class I	3,881,013	21,331,401
Class N	671,832	2,443,279
Redemption fee proceeds:
Class A	294	235
Class C	10	—
Class I	11,982	10,539
Class N	3,303	8,851
Payments for shares redeemed:
Class A	(11,869,258)	(22,916,956)
Class C	(5,887,368)	(7,716,660)
Class I	(308,613,645)	(334,803,983)
Class N	(133,458,357)	(43,133,990)
Net decrease from shares of beneficial interest transactions	(184,379,825)	(91,346,804)

NET DECREASE IN NET ASSETS	(249,200,819)	(126,292,354)

NET ASSETS
Beginning of Year	542,258,484	668,550,838
End of Year	$293,057,665	$542,258,484

See accompanying notes to financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Altegris Futures Evolution Strategy Fund
	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2020	2019
SHARE ACTIVITY
Class A:
Shares Sold	260,033	477,215
Shares Reinvested	20,071	134,597
Shares Redeemed	(1,353,947)	(2,418,281)
Net decrease in shares of beneficial interest outstanding	(1,073,843)	(1,806,469)

Class C:
Shares Sold	85,127	178,727
Shares Reinvested	7,834	64,680
Shares Redeemed	(664,970)	(818,129)
Net decrease in shares of beneficial interest outstanding	(572,009)	(574,722)

Class I:
Shares Sold	18,126,348	27,135,458
Shares Reinvested	425,308	2,317,075
Shares Redeemed	(34,025,362)	(36,212,667)
Net decrease in shares of beneficial interest outstanding	(15,473,706)	(6,760,134)

Class N:
Shares Sold	12,478,703	3,712,832
Shares Reinvested	73,479	264,518
Shares Redeemed	(15,890,667)	(4,552,912)
Net decrease in shares of beneficial interest outstanding	(3,338,485)	(575,562)

See accompanying notes to financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Altegris Futures Evolution Strategy Fund Class A (1)
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		June 30,		June 30,		June 30,	June 30,
	2020		2019		2018 ^		2017 ^	2016 ^
Net asset value, beginning of year	$9.31		$9.82		$9.37		$10.84	$10.68
Income/(loss) from investment operations:
Net investment income (2)	0.12		0.11		0.09		0.12	0.15
Net realized and unrealized gain/(loss) on investments	(1.59)		(0.17)		0.48		(0.90)	0.82
Total from investment operations	(1.47)		(0.06)		0.57		(0.78)	0.97
Less distributions from:
Net investment income	(0.10)		(0.45)		(0.12)		(0.69)	(0.81)
Total distributions	(0.10)		(0.45)		(0.12)		(0.69)	(0.81)
Redemption fees collected (3)	0.00		0.00		0.00		0.00	0.00
Net assets, at end of year	$7.74		$9.31		$9.82		$9.37	$10.84
Total return (4)	(15.94	)% (5)	(0.52	)% (5)	6.06	% (5)	(7.36)%	9.63%
Net assets, at end of year (000s)	$9,711		$21,669		$40,624		$59,411	$100,131
Ratios including the expenses and income of AFES Fund Limited applicable for the years 2016 through 2018:
Ratio of gross expenses to average net assets (6)	2.18%		2.08%		2.00%		1.99%	1.97%
Ratio of net expenses to average net assets	1.94%		1.94%		1.94%		1.94%	1.94%
Ratio of net investment income to average net assets	1.30%		1.17%		0.94%		1.14%	1.36%
Portfolio Turnover Rate	68%		64%		53%		77%	59%

^	Consolidated.

(1)	Class A commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Altegris Futures Evolution Strategy Fund Class C (1)
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2020	2019		2018 ^		2017 ^	2016 ^
Net asset value, beginning of year	$9.30	$9.75		$9.31		$10.78	$10.57
Income/(loss) from investment operations:
Net investment income (2)	0.05	0.04		0.02		0.04	0.07
Net realized and unrealized gain/(loss) on investments	(1.58)	(0.18)		0.47		(0.88)	0.83
Total from investment operations	(1.53)	(0.14)		0.49		(0.84)	0.90
Less distributions from:
Net investment income	(0.05)	(0.31)		(0.05)		(0.63)	(0.69)
Total distributions	(0.05)	(0.31)		(0.05)		(0.63)	(0.69)
Redemption fees collected	—	0.00	(3)	0.00	(3)	0.00 (3)	0.00 (3)
Net assets, at end of year	$7.72	$9.30		$9.75		$9.31	$10.78
Total return (4)	(16.54)%	(1.42	)% (5)	5.26	% (5)	(8.02)%	8.93%
Net assets, at end of year (000s)	$8,763	$15,878		$22,237		$31,270	$33,831
Ratios including the expenses and income of AFES Fund Limited applicable for the years 2016 through 2018:
Ratio of gross expenses to average net assets (6)	2.93%	2.83%		2.75%		2.74%	2.72%
Ratio of net expenses to average net assets	2.69%	2.69%		2.69%		2.69%	2.69%
Ratio of net investment income to average net assets	0.55%	0.45%		0.18%		0.40%	0.62%
Portfolio Turnover Rate	68%	64%		53%		77%	59%

^	Consolidated.

(1)	Class C Shares commenced operations on February 16, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Altegris Futures Evolution Strategy Fund Class I (1)
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2020	2019		2018 ^		2017 ^	2016 ^
Net asset value, beginning of year	$9.27	$9.80		$9.36		$10.82	$10.70
Income/(loss) from investment operations:
Net investment income (2)	0.14	0.14		0.12		0.14	0.17
Net realized and unrealized gain/(loss) on investments	(1.57)	(0.17)		0.46		(0.88)	0.83
Total from investment operations	(1.43)	(0.03)		0.58		(0.74)	1.00
Less distributions from:
Net investment income	(0.13)	(0.50)		(0.14)		(0.72)	(0.88)
Total distributions	(0.13)	(0.50)		(0.14)		(0.72)	(0.88)
Redemption fees collected (3)	0.00	0.00		0.00		0.00	0.00
Net assets, at end of year	$7.71	$9.27		$9.80		$9.36	$10.82
Total return (4)	(15.67)%	(0.24	)% (5)	6.22	% (5)	(7.05)%	9.94%
Net assets, at end of year (000s)	$233,878	$424,680		$515,569		$379,132	$353,331
Ratios including the expenses and income of AFES Fund Limited applicable for the years 2016 through 2018:
Ratio of gross expenses to average net assets (6)	1.93%	1.83%		1.75%		1.74%	1.72%
Ratio of net expenses to average net assets	1.69%	1.69%		1.69%		1.69%	1.69%
Ratio of net investment income to average net assets	1.55%	1.45%		1.20%		1.41%	1.57%
Portfolio Turnover Rate	68%	64%		53%		77%	59%

^	Consolidated.

(1)	Class I commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Altegris Futures Evolution Strategy Fund Class N (1)
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2020	2019		2018 ^		2017 ^	2016 ^
Net asset value, beginning of year	$9.30	$9.82		$9.37		$10.84	$10.67
Income/(loss) from investment operations:
Net investment income (2)	0.12	0.11		0.09		0.12	0.14
Net realized and unrealized gain/(loss) on investments	(1.59)	(0.19)		0.48		(0.90)	0.83
Total from investment operations	(1.47)	(0.07)		0.57		(0.78)	0.97
Less distributions from:
Net investment income	(0.10)	(0.45)		(0.12)		(0.69)	(0.80)
Total distributions	(0.10)	(0.45)		(0.12)		(0.69)	(0.80)
Redemption fees collected (3)	0.00	0.00		0.00		0.00	0.00
Net assets, at end of year	$7.73	$9.30		$9.82		$9.37	$10.84
Total return (4)	(15.95)%	(0.62	)% (5)	6.07	% (5)	(7.35)%	9.71%
Net assets, at end of year (000s)	$40,706	$80,032		$90,121		$90,042	$97,811
Ratios including the expenses and income of AFES Fund Limited applicable for the years 2016 through 2018:
Ratio of gross expenses to average net assets (6)	2.19%	2.08%		2.00%		1.99%	1.97%
Ratio of net expenses to average net assets	1.94%	1.94%		1.94%		1.94%	1.94%
Ratio of net investment income to average net assets	1.29%	1.21%		0.95%		1.15%	1.33%
Portfolio Turnover Rate	68%	64%		53%		77%	59%

^	Consolidated.

(1)	Class N commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2020

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s commencement date, diversification status and investment objective is as follows:

	Commencement Date	Diversification Status	Investment Objective
Futures Evolution Strategy Fund	October 31, 2011	Diversified	Long term capital appreciation.

The Fund offers Class A, Class C, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase of up to 1.00% (the amount of the commissions paid on the shares redeemed). Class C and Class N shares of the Funds are offered at their NAV without an initial sales charge. Purchases of $1,000,000 of more of Class C shares are subject to a CDSC of up to 1.00% on shares redeemed within 12 months of purchase. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. The policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures shall be valued at the final settlement price (typically at 4:00 P.M. Eastern Time) on the valuation date. Options are valued based on the daily price reported from the counterparty or pricing agent. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations with

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including,

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Fund’s assets and liabilities measured at fair value:

FUTURES EVOLUTION STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$15,270	$—	$—	$15,270
Bonds and Notes	—	197,413,768	—	197,413,768
Warrant	—	—	—	—
Short-Term Investments	—	14,992	—	14,992
Purchased Options	—	74,547,268	—	74,547,268
Total	$15,270	$271,976,028	$—	$271,991,298

*	Refer to the Portfolio of Investments for security classification.

The Fund did not hold any Level 3 securities as of June 30, 2020.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax return. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a fund are charged to that fund. Expenses, which are not readily identifiable to a particular fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Option Transactions – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The Fund holds fully funded options with Nomura Securities (Bermuda), Ltd. The options provide exposure to the daily returns of a reference asset on a 1 to 1 basis. According to the terms of the option, the Adviser may increase or decrease this exposure on a daily basis. The Fund pays an upfront premium of 1.10% per annum, which is charged based on the contract year, which is accrued daily over the contract period. The option contracts were initially entered into as of August 16, 2017, and have a two year valuation period, which may be extended or reduced to zero at any time. Based on the terms of the call option agreement, the Fund amortizes the option premiums on a straight-line basis for a one-year period with the unamortized balance due from the counterparty as a rebate in the case of an early exercise subject to an early exercise fee. For the year ended June 30, 2020, $1,207,130 of option premiums was amortized.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Purchases	Sales
Futures Evolution Strategy Fund	$271,830,828	$426,718,258

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Counterparty Risk: The Fund invests in derivative instruments issued for the Funds by Nomura Securities (“Nomura”), a Nomura product or other counterparty’s products, as applicable (the “Product”). If Nomura or a counterparty becomes insolvent, it may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Nomura’s or any counterparty’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

LIBOR Risk: The Fund holds securities for which interest rates may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds transactions and the financial markets generally. As Such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of June 30, 2020:

Location on the Statement of Assets and Liabilities
Derivative Investment Type	Asset Derivatives
Purchased Options	Investment Securities at value

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of June 30, 2020:

Futures Evolution Strategy Fund
	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Purchased Options	$74,547,268	$—	$—	$—	$74,547,268
	$74,547,268	$—	$—	$—	$74,547,268

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended June 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Options	Net realized gain/(loss) from purchased options
Net change unrealized appreciation/(depreciation) on purchased options

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2020:

			Realized Loss	Change in Unrealized
Risk Type	Derivative	Location of Gain/Loss Derivatives	Derivatives	Depreciation on Derivatives
Futures Evolution Strategy Fund
Equity Risk	Options purchased	Net realized loss from purchased options	$(49,329,268)	—
Equity Risk		Net change in unrealized depreciation on purchased options	—	$(373,833)
Total			$(49,329,268)	$(373,833)

The notional value of the derivative instruments outstanding as of June 30, 2020 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for a Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Advisor delegates management of the Futures Evolution Strategy Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P., who serves as that Fund’s sub-advisor.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on each respective Fund’s average daily net assets computed at the

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and sub-advisor, the sub-advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The sub-advisor is paid by the Advisor not by the Fund. During the year ended June 30, 2020, the Advisor earned the following in advisory fees:

ADVISORY FEES
Futures Evolution Strategy Fund	$6,823,341

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2020, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation expenses) will not exceed the amounts below (the “Expense Limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor.

	Class A	Class C	Class I	Class N
Futures Evolution Strategy Fund	1.94%	2.69%	1.69%	1.94%

During the year ended June 30, 2020, the Advisor waived the following amounts pursuant to the Waiver Agreement:

WAIVED FEES
Futures Evolution Strategy Fund	$1,104,976

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than its respective Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective Expense Limitation. If the Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

FUTURES EVOLUTION
STRATEGY FUND
Jun-21	369,004
Jun-22	840,952
Jun-23	1,104,976
$2,314,932

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25%, 1.00%, and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. These fees are paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2020, pursuant to the Plans, the Funds incurred the following:

12b-1 Fees
Futures Evolution
Strategy Fund
Class A	$44,918
Class C	138,055
Class N	243,264

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. During the year ended June 30, 20020, the Distributor received underwriting commissions for sales of Class A and Class C shares, respectively. The amounts of underwriting commissions received from the Fund and retained by the Distributor are as follows:

	Received		Retained
	Class A	Class C	Class A	Class C
Futures Evolution Strategy Fund	$17,036	$7,309	$2,908	$—

The Fund is part of a series of Altegris Mutual Funds (“Family”) comprised of the Fund and Altegris/AACA Real Estate Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”): GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”): NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”): Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund in which the short-term redemption fee occurs. For the year ended June 30, 2020, redemption fees for the Fund was as follows:

Futures Evolution Strategy Fund
Class A	$294
Class C	10
Class I	11,982
Class N	3,303

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	Depreciation
Futures Evolution Strategy Fund	$280,706,786	$8,409,472	$(17,124,960)	$(8,715,488)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2020	June 30, 2019
Ordinary Income	$5,848,820	$31,519,039
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$5,848,820	$31,519,039

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$2,141,911	$—	$(5,909,528)	$(18,902,569)	$—	$(8,711,995)	$(31,382,181)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and accumulated net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales and bonds with perpetual maturities.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $5,909,528.

At June 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring		CLCF
Fund	Short-Term	Long-Term	Total	Utilized
Futures Evolution Strategy Fund	$9,388,200	$9,514,369	$18,902,569	$—

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Permanent book and tax differences, primarily attributable to differences in book and tax treatment of controlled foreign corporations held through the options issued from Nomura and adjustments relating to paydowns, defaulted bonds and bonds with perpetual maturities, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2020 as follows:

	Paid In	Accumulated
Fund	Capital	Earnings (Losses)
Futures Evolution Strategy Fund	$(49,328,179)	$49,328,179

8.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The amendments have been adopted in these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Altegris Futures Evolution Strategy Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust (the “Trust”), as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

August 31, 2020

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2020 and ending June 30, 2020.

Actual Expenses

The “Actual Expenses” section of each table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Futures Evolution Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2020	6/30/2020	1/1/20 – 6/30/20
Class A	1.94%	$1,000.00	$835.10	$8.85
Class C	2.69%	$1,000.00	$831.70	$12.25
Class I	1.69%	$1,000.00	$831.70	$7.70
Class N	1.94%	$1,000.00	$834.90	$8.85

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid During
(5% return before	Expense	Account Value	Value	Period *
expenses)	Ratio	1/1/2020	6/30/2020	1/1/20 – 6/30/20
Class A	1.94%	$1,000.00	$1,015.22	$9.72
Class C	2.69%	$1,000.00	$1,011.49	$13.45
Class I	1.69%	$1,000.00	$1,016.46	$8.47
Class N	1.94%	$1,000.00	$1,015.22	$9.72

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

Adviser – Altegris Advisors, LLC (Adviser to Altegris/AACA Opportunistic Real Estate Income Fund (“Altegris Opportunistic”) and Altegris Futures Evolution Strategy Fund (“Altegris Futures Evolution”))

In connection with the regular meeting held on June 4-5, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Adviser”) and the Trust, with respect to the Altegris Opportunistic and Altegris Futures Evolution, (collectively referred to as the “Altegris Funds”) In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that Altegris was founded in 2002 and managed approximately $2 billion in assets while focusing on identifying, evaluating, and selecting alternative investment strategies and managers and offering these strategies to financial professionals and individuals seeking diversified portfolios. The Trustees reviewed the background information on the adviser’s key personnel, taking into consideration their education and financial industry experience, especially with alternative investment strategies. The Trustees considered that Altegris’ investment process relied on a rigorous methodology for sourcing, evaluating, qualifying and selecting effective alternative managers. The Trustees commented that Altegris implemented a comprehensive risk mitigation process that provided oversight of each portfolio manager, ensuring that each Fund’s portfolio was constructed in accordance with the respective Fund’s investment mandate. The Trustees noted that Altegris had a robust operation with dedicated professionals providing research, compliance, operations, legal and sub-adviser oversight. After further discussion, the Trustees agreed that Altegris had the resources necessary to continue to provide quality service to the Funds for the benefit of shareholders.

Performance.

Altegris Opportunistic. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the one-year, three-year, five-year and since inception periods. The Trustees further noted that the Fund had a five-star Morningstar rating and strong Sharpe and Sortino metrics over all time periods, indicating that the Fund returned superior risk-adjusted returns. After further discussion, the Trustees agreed that the Fund’s performance was strong.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Altegris Futures Evolution. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average since inception period. They further noted that the Fund underperformed all three comparable metrics for the one-year, three-year, and five-year periods. The Trustees discussed the Adviser’s rationale for the Fund’s relative underperformance being caused in-part by the unprecedented market volatility, which resulted from the Coronavirus pandemic. The Trustees reasoned that Altegris continued to provide shareholders with satisfactory long-term performance.

Fees and Expenses.

Altegris Opportunistic. The Trustees noted that Altegris’ advisory fee of 1.30% was higher than the Fund’s Morningstar category median and average as well as higher than its peer group median and average. They acknowledged that the fee was the highest among the peer group and the Morningstar. The Trustees discussed the Fund’s net expense ratio. They noted that it was higher than the Morningstar category and peer group median and average respectively. The Trustees observed that the Fund appeared to be the only fund in its peer group and Morningstar category that employed a shorting strategy, which allowed investors to benefit from both short term and long-term gains. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable. Altegris Futures Evolution. The Trustees noted that Altegris’ maximum advisory fee of 1.50% with respect to the Fund was higher than the Fund’s Morningstar category median and average and slightly higher than its peer group median and average. They discussed that the advisory fee was within the range of both comparable metrics. The Trustees discussed the Fund’s net expense ratio and noted that it was slightly higher than its peer group median and average and higher than its Morningstar category median and average but well within range of both comparable metrics. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

Altegris Opportunistic. The Trustees considered whether economies of scale had been realized in connection with Altegris’ advisory services. They noted that the adviser was incurring a fee waiver with respect Altegris Opportunistic due to the expense limitation agreement. The Trustees further noted that the adviser indicated it would be willing to discuss breakpoints for Altegris Opportunistic once the Fund’s assets reached higher asset levels. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee did not include breakpoints. The Trustees concluded that at this time the absence of breakpoints was reasonable and agreed to consider implementing breakpoints as the Fund’s assets increased.

Altegris Futures Evolution. The Trustees considered whether economies of scale had been realized in connection with Altegris’ advisory services. They noted that the advisory fee for Altegris Futures Evolution included breakpoints that result in lower fees beginning at $1 billion in Fund assets. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee did include breakpoints. The Trustees discussed the impact of the sub-adviser fee paid by Altegris and its breakpoints, noting the variation between the breakpoint schedules. The Trustees concluded that the breakpoints remained appropriate.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Profitability.

The Trustees reviewed the profitability analysis provided by Altegris and noted that Altegris realized a profit with respect to each Fund over the period. They discussed the advisory fees relative to the sub-advisory fees of each Fund, as applicable, the allocation of responsibilities among the adviser and the sub-advisers, and the reasonableness of the fees and profits based on those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it had devoted significant resources and personnel to manage the Funds and supervise the sub-advisers, and concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion.

Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of each Altegris Fund and the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Altegris Futures Evolution Strategy Fund (Sub-Adviser – DoubleLine Capital LP)

In connection with the regular meeting held on June 3-4, 2020 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisers, LLC and DoubleLine Capital LP (“DoubleLine”), with respect to the Altegris Future Evolution Strategy Fund (referred to as the “Fund” or “Altegris Futures Evolution”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that DoubleLine was founded in 2009 and had $135 billion in assets under management. They further noted that DoubleLine was a leading money management firm offering a wide variety of investment strategies in equity and various fixed income asset classes through several types of investment vehicles. The Trustees reviewed the background information on the sub-adviser’s key personnel, taking into consideration their education and financial industry experience. The Trustees acknowledged that DoubleLine had a team of nearly 270 professionals to support its portfolio managers with research, trading, client service, compliance, legal, risk management, operations, and information technology. They observed that DoubleLine had robust compliance policies and procedures that were designed to meet regulatory requirements associated with its investment strategies. They noted that DoubleLine’s compliance department performed post-trade compliance reviews as well as utilized an approved list of counterparty broker-dealers that were selected through a best execution process. The Trustees considered the adviser’s recommendation that the sub-adviser be retained, and they concluded that DoubleLine had provided and should continue to provide quality service to the Fund and its shareholders.

Performance.

The Trustees considered that DoubleLine was responsible for managing the fixed income sleeve of the Fund’s portfolio, which represented approximately 60-80% of the Fund’s net assets. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average during the since inception period. They further noted that the Fund underperformed all three comparable metrics for the one-year, three-year, and five-year periods. The Trustees discussed the Adviser’s rationale for the Fund’s relative underperformance being caused in-part by the unprecedented market volatility, which resulted from the Coronavirus pandemic. The Trustees reasoned that DoubleLine continued to provide shareholders with reasonable long-term performance and that the Altegris recommended that the sub-adviser be retained.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Fees and Expenses.

The Trustees reviewed the fee structure for DoubleLine, including the fee breakpoints, and noted that the adviser had agreed to pay DoubleLine a fee based on the amount of Fund assets that the adviser allocated to DoubleLine. The Trustees considered the fees associated with DoubleLine’s other accounts and agreed that the current fee arrangement was consistent with fees charged by the sub-adviser to its other clients.

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed the profit analysis provided by DoubleLine. They noted that DoubleLine earned a profit over the previous twelve months in connection with its relationship with the Fund. The Trustees further noted that based on DoubleLine’s representations, its profits were consistent with the profits that it had received from managing separate accounts. They agreed that DoubleLine’s profits were not excessive.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement with DoubleLine was in the best interests of the shareholders of the Fund.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010);and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/20 – NLFT_v1

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013-2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2020, the Trust was comprised of 70 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Advisor. The Fund does not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

6/30/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C.	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	4221 North 203rd Street, Suite 100
La Jolla, CA 92037	Elkhorn, Nebraska 68022

INVESTMENT SUB-ADVISOR
Doubleline Capital LP
333 South Grand Ave. Suite 1800
Los Angeles, CA 90071

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $ 99,000

2019 - $100,200

2018 - $100,590

(b)	Audit-Related Fees

2020 - None

2019 - None

2018 - None

(c)	Tax Fees

2020 - $52,400

2019 - $29,760

2018 - $28,890

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 – None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019	2018
Audit-Related Fees:	100%	100%	100%
Tax Fees:	100%	100%	100%
All Other Fees:	100%	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $52,400

2019 - $29,760

2018 - $28,890

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 9/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 9/4/2020

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 9/4/2020